                      GREAT AMERICAN COOKIE COMPANY, INC.

                               OCTOBER 12, 1998,
                          AS AMENDED NOVEMBER 24, 1998


                    INFORMATION FOR PROSPECTIVE FRANCHISEES

                      REQUIRED BY FEDERAL TRADE COMMISSION


                  *     *     *     *     *     *     *     *



  TO PROTECT YOU, WE'VE REQUIRED YOUR FRANCHISOR TO GIVE YOU THIS INFORMATION. WE HAVEN'T CHECKED IT, AND DON'T KNOW IF IT'S CORRECT. IT SHOULD HELP YOU MAKE
-----------------------------------------------------
UP YOUR MIND. STUDY IT CAREFULLY. WHILE IT INCLUDES SOME INFORMATION ABOUT YOUR CONTRACT, DON'T RELY ON IT ALONE TO UNDERSTAND YOUR CONTRACT. READ ALL OF YOUR CONTRACT CAREFULLY. BUYING A FRANCHISE IS A COMPLICATED INVESTMENT. TAKE YOUR TIME TO DECIDE. IF POSSIBLE, SHOW YOUR CONTRACT AND THIS INFORMATION TO AN ADVISOR, LIKE A LAWYER OR AN ACCOUNTANT. IF YOU FIND ANYTHING YOU THINK MAY BE WRONG OR ANYTHING IMPORTANT THAT'S BEEN LEFT OUT, YOU SHOULD LET US KNOW ABOUT IT. IT MAY BE AGAINST THE LAW.

  THERE MAY ALSO BE LAWS ON FRANCHISING IN YOUR STATE. ASK YOUR STATE AGENCIES ABOUT THEM.


                           FEDERAL TRADE COMMISSION
                           ------------------------
                            WASHINGTON, D.C.  20580
                            ----------------

                          FRANCHISE OFFERING CIRCULAR

                      Great American Cookie Company, Inc.
                             A Delaware corporation
                          2855 East Cottonwood Parkway
                                   Suite 400
                          Salt Lake City, Utah  84121
                                 (801) 736-5600

The license offered is to operate a Cookie System Facility, which sells cookies, brownies and beverages.

The initial fee for a Cookie System Facility ranges from $50,500 to $444,500, including the $25,000 initial license fee for a Type I Cookie System Facility and $15,000 initial license fee for a Type II Cookie System Facility. The estimated initial investment required for a Type I or Type II Cookie System Facility ranges from $120,750 to $625,500.

Risk Factors:

     1. THE LICENSE AGREEMENT PERMITS THE LICENSEE TO SUE THE LICENSOR ONLY IN GEORGIA (UNLESS FRANCHISE STATUTES OR LANDLORD-TENANT EVICTION LAWS MANDATE ANOTHER COURT). OUT OF STATE LITIGATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST YOU MORE TO SUE THE LICENSOR IN GEORGIA THAN IN YOUR HOME STATE.

     2. THE LICENSE AGREEMENT STATES THAT GEORGIA LAW GOVERNS THE AGREEMENT, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTION AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS. SOME STATE FRANCHISE LAWS PROVIDE THAT CHOICE OF LAW PROVISIONS ARE VOID OR SUPERSEDED. YOU MAY WANT TO INVESTIGATE WHETHER YOU ARE PROTECTED BY A STATE FRANCHISE LAW. YOU SHOULD REVIEW ANY ADDENDA OR RIDERS ATTACHED TO THIS OFFERING CIRCULAR FOR DISCLOSURES REGARDING STATE FRANCHISE LAWS.

     3.   THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information comparing franchisors is available. Call the state administrators listed in Exhibit L or your public library for sources of information.

Registration of this franchise by a state does not mean that the state recommends it or has verified the information in this offering circular. If you learn that anything in the offering circular is untrue, contact the Federal Trade Commission and the appropriate state authority listed in Exhibit L.

     Effective Date: October 12, 1998, as amended November 24, 1998.

                               TABLE OF CONTENTS
                               -----------------

ITEM                                                                   PAGE
----                                                                   ----

1   THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES....................  1

2   BUSINESS EXPERIENCE................................................  1

3   LITIGATION.........................................................  6

4   BANKRUPTCY.........................................................  7

5.  INITIAL FRANCHISE FEE..............................................  8

6   OTHER FEES.........................................................  9

7   INITIAL INVESTMENT................................................. 12

8   RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES................... 15

9   FRANCHISEE'S OBLIGATIONS........................................... 18

10   FINANCING......................................................... 20

11   FRANCHISOR'S OBLIGATIONS.......................................... 21

12   TERRITORY......................................................... 25

13   TRADEMARKS........................................................ 29

14   PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION................... 30

15   OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE
     FRANCHISE BUSINESS................................................ 31

16   RESTRICTIONS ON WHAT THE FRANCHISE OWNER MAY SELL................. 32

17   RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION............. 32

18   PUBLIC FIGURES.................................................... 37

19   EARNINGS CLAIMS................................................... 37

20   LIST OF OUTLETS................................................... 38

21   FINANCIAL STATEMENTS.............................................. 44

                               TABLE OF CONTENTS
                               -----------------

ITEM                                                                        PAGE
----                                                                        ----
22   CONTRACTS................................................................45

23   RECEIPTS.....................................................Last Two Pages

      EXHIBITS
      --------

      Exhibit A  Financial Statements
      Exhibit B  License Agreement
      Exhibit C Addendum to License Agreement For Non-Baking Facilities Exhibit D Sublease
      Exhibit E  Construction Activity Assistance Agreement
      Exhibit F  Equipment Order
      Exhibit G  Agreement for Purchase and Sale of Assets
      Exhibit H  Principal's Agreement
      Exhibit I  List of Licensees and Their Cookie System Facilities
      Exhibit J  List of Licensees Who Left System During Our Last Fiscal Year
                 Or Have Not Communicated With Us
      Exhibit K  Operations Manual Table of Contents
      Exhibit L  List of State Agencies/Agents for Service of Process
      Exhibit M  Collateral Assignment of Lease
      Exhibit N  Addendum to License Agreement For Delivery Services

APPLICABLE STATE LAW MAY REQUIRE ADDITIONAL DISCLOSURES RELATED TO THE INFORMATION CONTAINED IN THIS OFFERING CIRCULAR. THESE ADDITIONAL DISCLOSURES, IF ANY, APPEAR IN AN ADDENDUM.

                                    Item 1
                                    ------

                THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

Description of the Licensor and its Affiliates.
----------------------------------------------

  "We," "us" or "our" means Great American Cookie Company, Inc., the licensor; "MFHCI" means Mrs. Fields Holding Company, Inc., a Delaware corporation; "MFOCI" means Mrs. Fields' Original Cookies, Inc., a Delaware corporation; "MFBI" means The Mrs. Fields' Brand, Inc., a Delaware corporation; "PTI" means Pretzel Time, Inc., a Pennsylvania corporation; "Pretzelmaker" means Pretzelmaker, Inc., a Utah corporation; and "Pretzelmaker-Canada" means Pretzelmaker-Canada, Inc., an Ontario corporation. "You" means the person who buys a license from us. If you are a corporation, partnership or other entity, your owners must sign our "Guaranty and Assumption of Obligations," which means that all of the provisions of our License Agreement (Exhibit B) also will apply to your owners. (See Item
15)

  Our principal business address is 2855 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121, and our telephone number is 801-736-5600. The principal business address and telephone number of MFHCI, MFOCI, MFBI, PTI, Pretzelmaker and Pretzelmaker-Canada are the same as ours. If we have an agent in your state for service of process, we disclose that agent in Exhibit L. We operate under our corporate name and the trademarks, service marks and commercial symbols described in Item 13 (the "Marks"). We have no predecessors.

  We were incorporated in Delaware on June 10, 1977. We incorporated under the name "The Original Great American Chocolate Chip Cookie Company, Inc." and changed to our existing name as of December 10, 1993. Cookies USA, Inc. ("Cookies USA"), a Delaware corporation, acquired us on December 10, 1993 and we became a wholly-owned subsidiary of Cookies USA. On August 24, 1998, MFOCI acquired all of the stock of Cookies USA. Immediately thereafter, MFOCI merged Cookies USA with and into itself. As a result of the merger, we are now an indirect, wholly-owned subsidiary of MFOCI.

  Concurrent with MFOCI's acquisition of Cookies USA, MFOCI acquired 29 Cookie System Facilities (as defined below) through the acquisition of all of the stock of 2 corporate Cookie System Facility licensees (Deblan Corporation and Chocolate Chip Cookies of Texas, Inc.). Immediately thereafter, MFOCI merged the 2 Cookie System Facility licensees with and into us. As further described in Item 20 and Exhibit I of this offering circular, we now operate these 29 Cookie System Facilities for our own account. Concurrent with MFOCI's acquisition of Cookies USA, MFOCI also acquired 8 additional Cookie System Facilities through the acquisition of all of the assets of 6 corporate Cookie System Facility licensees all owned by the same entity. As further described in
Item 20 and Exhibit I of this offering circular, since the acquisition, MFOCI has operated these 8 Cookie System Facilities as our licensee. Unless noted otherwise, for the purpose of the Great American Cookie Company System, the terms "license" and "franchise" both refer to the Cookie System Facilities we offer to franchisees under this offering circular.

  MFOCI intends to continue to operate both the Mrs. Fields System and the Great American Cookie Company System as separate franchise systems.

  MFBI is a Delaware corporation incorporated in August 1996. MFBI is also a wholly-owned subsidiary of MFHCI and an affiliate of ours. MFBI has granted MFOCI a perpetual, fully paid license to use the Mrs. Fields trademarks in connection with all Mrs. Fields Cookie Stores.

  PTI is a Pennsylvania corporation incorporated in May 1991. PTI originally incorporated under the name Mr. Pretzel, Inc., but shortly thereafter changed its name to Pretzel Time, Inc. In September 1997, MFHCI, acquired 56% of the outstanding shares of PTI. At the same time, MFHCI and PTI entered into a Management Agreement under which MFHCI agreed to provide, either by itself or through one of its affiliates, management services to PTI. In November 1997, MFHCI assigned all of its interest in the outstanding shares of PTI to MFOCI. In January 1998, MFOCI acquired an additional 4% of the outstanding shares of PTI. Similarly, in June 1998, MFOCI acquired an additional 10% of the outstanding shares of PTI. Consequently, as of the date of this offering circular, MFOCI owns 70% of the outstanding shares of PTI. PTI is an affiliate of ours.

  Pretzelmaker is a Utah corporation incorporated on August 31, 1992 under the name Four Pretzels, Inc. Pretzelmaker changed its name to Pretzelvania, Inc. on September 23, 1992 and to its current name on December 17, 1992. Pretzelmaker-Canada is an Ontario corporation incorporated on September 26, 1996, and a wholly-owned subsidiary of Pretzelmaker. On November 19, 1998, MFOCI acquired all of the stock of Pretzelmaker Holdings, Inc. ("PHI"), a Colorado corporation incorporated on February 24, 1995 and the parent corporation of Pretzelmaker.
As a result of the merger, Pretzelmaker-Canada remains a wholly-owned subsidiary of Pretzelmaker, Pretzelmaker remains a wholly-owned subsidiary of PHI, and PHI is now a wholly-owned subsidiary of MFOCI. PHI, Pretzelmaker and Pretzelmaker-Canada are affiliates of ours.

  MFOCI intends to continue to operate both the Pretzel Time System and the Pretzelmaker System as separate franchise systems.

  MFHCI, MFOCI, MFBI, PTI, Pretzelmaker and Pretzelmaker-Canada are separate corporations and are not liable to you for any actions taken or obligations incurred by us.

The Business of the Licensor and its Affiliates.
-----------------------------------------------

  We have offered licenses for Cookie System Facilities since September 1977 and have operated at least one since June 1977. Following MFOCI's acquisition of Cookies USA and the 10 Great American Cookie Company franchisees, as described above, there were approximately 218 Great American Cookie Company Store licenses, and 106 Great American Cookie Company Stores owned and operated by us. (See Item 20) We produce proprietary batter, dough and other ingredients for making cookies ("Cookie Ingredients") that you must buy from us in operating your Facility. (See Item 8)

  We or one of our affiliates may establish a new business or franchise system or acquire an existing business or franchise system (which may be one of your competitors) operating under trademarks, service marks and tradenames other than the Marks. The new or existing business or franchise system may compete with you.

  Since September 1996, MFOCI has been in the business of granting licenses and franchises for the operation of Mrs. Fields Cookie Stores and operating and owning Mrs. Fields Cookie Stores for its own account. A Mrs. Fields Cookie Store offers a variety of specially prepared food items, such as cookies, brownies, muffins and beverages. As of December 31, 1997, there were 165 Mrs. Fields Cookie Store franchises and 144 Mrs. Fields Cookie Stores owned and operated by MFOCI.

  Between September 1996 and November 1997, MFOCI was in the business of granting licenses and franchises for the operation of Hot Sam Pretzel and Bakery Stores. Currently, MFOCI is no longer granting Hot Sam Pretzel and Bakery Store licenses and franchises. Since September 1996, MFOCI has also been in the business of owning and operating Hot Sam Pretzel and Bakery Stores. A Hot Sam Pretzel and Bakery Store offers a variety of freshly prepared soft pretzels and pretzel products (including Bavarian and sweet dough pretzel sticks), various toppings and sauces, freshly squeezed lemonade and other food items and beverages which are similar to those offered at a Pretzel Time Store. As of December 31, 1997, there were no Hot Sam Pretzel and Bakery Store licenses or franchises, and 102 Hot Sam Pretzel and Bakery Stores owned and operated by MFOCI.

  Since September 1996, MFOCI has been in the business of operating and owning Original Cookie Company Stores for its own account. An Original Cookie Company Store offers a variety of specially prepared food items, such as cookies, brownies, muffins and beverages. As of December 31, 1997, there were 155 Original Cookie Company Stores owned and operated by MFOCI and no Original Cookie Company Store franchises.

  Since January 1992, PTI has been in the business of granting licenses and franchises for the operation of Pretzel Time Stores. Since October 1991, PTI has also been in the business of owning and operating Pretzel Time Stores. Pursuant to a national sales agreement between PTI and TCBY Systems, Inc., since February 1995, PTI has offered Pretzel Time Stores that may include the sale of TCBY frozen yogurt products. A Pretzel Time Store offers a variety of freshly baked soft pretzels, complimentary toppings, soft drinks and other food products and, if a franchisee or licensee qualifies, TCBY frozen yogurt products. In certain situations, a prospective Pretzel Time franchisee may be able to purchase an existing Hot Sam Pretzel and Bakery Store location and its physical assets from MFOCI and convert the location to a Pretzel Time Store. As of December 31, 1997, there were 221 Pretzel Time Store licenses or franchises, and 75 Pretzel Time Stores owned and operated by PTI.

  Between January 1992 and March 1998, PTI was in the business of granting area developer rights to certain qualified persons ("Area Developers") pursuant to a Pretzel Time Area Development Agreement (the "Development Agreement"). Under the Development

Agreement, Area Developers were granted the right to develop, own and operate a specified number of Pretzel Time Stores at approved shopping mall locations within a defined geographic area. Area Developers were also granted the right to market and service the Pretzel Time System at shopping mall locations within their geographic area, for which they receive a fee. Finally, under the Development Agreement, Area Developers were granted the right to receive compensation from PTI for finding Pretzel Time franchisees for shopping mall locations within their geographic area. Area Developers, however, were not given the authority to grant the rights to license or operate a Pretzel Time franchise or enter into a Pretzel Time franchise agreement with a potential franchisee. Currently, PTI is no longer entering into Development Agreements with new Area Developers. As of June 12, 1998, there were 10 Area Developers with whom PTI has entered into Development Agreements.

  In July 1997, Mrs. Fields' Pretzel Concepts, Inc. ("MFPCI"), a wholly-owned subsidiary of MFHCI, purchased 84 Pretzel Time Stores from one of PTI's Area Developers, H&M Concepts Ltd. Co. At the time of the purchase, MFPCI entered into an Area Development Agreement and a franchise agreement with PTI. MFPCI operated the 84 Pretzel Time Stores as a franchisee of PTI until MFPCI merged into MFOCI on November 26, 1997. Since the merger, MFOCI has operated the 84 Pretzel Time Stores as a franchisee of PTI.

  In June 1998, MFOCI purchased a total of 5 Pretzel Time Stores from one of PTI's Area Developers, Virginia Concepts, Inc. At the time of the purchase, Virginia Concepts, Inc. transferred to MFOCI the respective Area Development Agreement and 5 franchise agreements it had entered into with PTI. Since the purchase, MFOCI has operated the 5 Pretzel Time Stores a franchisee of PTI.

  Since September 1992, Pretzelmaker has been in the business of granting franchises for the operation of Pretzelmaker Stores in the United States. Since August 1995, Pretzelmaker has also been in the business of owning and operating Pretzelmaker Stores. In addition, since September 1996, Pretzelmaker-Canada has been in the business of granting franchises for the operation of Pretzelmaker Stores in Canada. A Pretzelmaker Store offers soft pretzels, pretzel products and other complementary food and beverages. In some circumstances, a Pretzelmaker Store may also offer branded frozen desserts and coffee products. Following our acquisition of PHI, there were approximately 215 Pretzelmaker Store franchises and licenses, 9 Pretzelmaker Store locations owned and operated by Pretzelmaker and no Pretzelmaker Stores owned and operated by Pretzelmaker-Canada.

  These are the only franchised businesses that have been offered by us and our affiliates.

Description of the Licenses Offered.
-----------------------------------

  We operate and allow others to operate retail stores under the "Great American Cookie Company" name and other Marks. (We call these stores "Cookie System Facilities"; we call your Cookie System Facility the "Facility.") Cookie System Facilities sell different types of cookies, other baked products and beverages. Most Cookie System Facilities also feature "Cookie Cakes," which are large plate or pan-sized cookies with the customized personal messages of customers.

Cookie Cakes are ideal for parties or special occasions. Cookie System Facilities operate from leased premises normally located in enclosed shopping malls. You may sell authorized products and services only over-the-counter at the Facility's premises and may not conduct any mail order, delivery or other activities away from the premises. (See Item 12) If you own a Cookie System Facility license and want to buy another one, you must sign our then current license documents.

  We offer 2 types of Cookie System Facility licenses. A "Type I" Cookie System Facility has baking facilities and is in a major shopping mall generally having at least 300,000 square feet of space with at least 2 major department stores.
A "Type II" Cookie System Facility has the same characteristics as a Type I Cookie System Facility but generally is not in a major shopping mall having at least 300,000 square feet of space with at least 2 major department stores. We also might let you operate a "Non-Baking Facility" in your shopping mall or center. A Non-Baking Facility is a stationary or mobile cart, wagon or similar unit that you would operate within your shopping mall or center but away from the Facility's actual premises. It would sell products that you actually produce at the Facility. We also might let you offer delivery services from your Facility. If you offer delivery services, you would sell and deliver products produced at your Facility away from the Facility's physical premises and within a limited geographic area. (See Item 12) We currently offer for sale as franchises Cookie System Facilities that we own and operate throughout the country. If you buy one of these Facilities, you will buy its assets, including goodwill. This offering circular discloses the payments you will make for these items. Whether you buy an operating Cookie System Facility from us or a newly-constructed Facility depends on where you want to operate and site availability. Unless noted otherwise, the disclosures in this offering circular apply to both.

The Market.
----------

  You will compete with other stores selling cookies and competitive food products like baked goods, ice cream, frozen yogurt and other dessert items. Some of these other stores are part of national or regional franchised and non-franchised chains. In addition, some of these other stores (including Mrs. Fields Cookie Stores and Original Cookie Company Stores) are or may be owned or licensed by us or our affiliates. You will offer your products and services to the general public. The market for your products and services generally is developed in most parts of the country, although we believe that our product quality distinguishes us from the competition.

  There are no regulations specific to the industry in which Cookie System Facilities operate, although you must comply with all local, state and federal health and sanitation laws that apply to food operations and laws that apply generally to all businesses. You should investigate these laws.

                                    Item 2
                                    ------

                              BUSINESS EXPERIENCE

Director, President and Chief Executive Officer:  Larry Hodges
--------------------------------------------------------------

          Mr. Hodges has been a member of our Board of Directors and our President and Chief Executive Officer since August 1998. Mr. Hodges also has been President and Chief Executive Officer and one of the directors of MFOCI since September 1996. Between April 1993 and September 1996, he had been President and Chief Executive Officer and a director of both Mrs. Fields, Inc. ("MFI") and Mrs. Fields Development Corporation ("MFDC"). From October 1991 to February 1994, Mr. Hodges was President and Chief Executive Officer of Food Bond Stores, Inc. in Kansas City, Missouri.

Director, Chief Financial Officer and Secretary: L. Tim Pierce
--------------------------------------------------------------

          Mr. Pierce has been a member of our Board of Directors and our Chief Financial Officer and Secretary since August 1998. Mr. Pierce also has been Senior Vice President, Chief Financial Officer, and Corporate Secretary of MFOCI since September 1996. Prior to that, he held the same position at MFDC. He became Vice President, Finance at the time MFDC was incorporated, Senior Vice President in December 1991, Chief Financial Officer in August 1993 and Corporate Secretary in April 1995. Since December 1991, Mr. Pierce has also served as Senior Vice President of MFI.

                                      5A

Director and Vice President/Assistant Secretary:  Michael R. Ward
-----------------------------------------------------------------

          Mr. Ward has been a member of our Board of Directors and our Vice President/Assistant Secretary since August 1998. Mr. Ward has been Vice President of Administration for MFOCI since September 1996. Between 1991 and 1996, Mr. Ward oversaw the Legal Department and Human Resources Department for MFI. He is admitted to practice law in the State of Utah.

Senior Vice President:  Pat Knotts
----------------------------------

          Mr. Knotts has been our Senior Vice President since August 1998. Mr. Knotts also has been Senior Vice President of MFI since October 1996. Between January 1992 and October 1996, Mr. Knotts served as Executive Vice President of Operations for MFI's affiliates Original Cookie Company and Hot Sam Franchise Development Corporation.

Senior Vice President of Real Estate:  Garry Remington
------------------------------------------------------

          Mr. Remington has been our Senior Vice President of Real Estate since August 1998. Between October 1996 and July 1997, Mr. Remington served as Vice President of Real Estate for Sbarro, Inc. in Commack, New York. From 1994 to 1996, Mr. Remington held the position of Senior Vice President of Leasing for the Woolworth Corporation in Manhattan, New York, with responsibilities for Footlocker, Champ Sports, Northern Reflections, Afterthoughts, and seven other divisions, and from 1992 to 1994, Mr. Remington was Vice President and Director of Leasing for the Woolworth Corporation, which he joined in 1972.

                                    Item 3

                                  LITIGATION

  1.  Robert and Sheila Goldberg et al. v. Great American Cookie Company, Inc.,
      -------------------------------------------------------------------------
The Jordan Company, Mrs. Fields' Original Cookies, Inc. and Capricorn Investors,
--------------------------------------------------------------------------------
IV, LP (Superior Court of New Jersey, Law Division, Mercer County, Case No.
------
L3502-97). On September 12, 1997, 9 of our current franchisees filed this lawsuit against us and the other defendants because of the possibility at that time that MFOCI would elect to acquire the stock of our parent company, Cookies USA, and, as a result, take over as the licensor of our system and operator of our company-owned Cookie System Facilities. The plaintiffs' primary allegations at that time were that MFOCI and the other defendants would fail to honor the existing contracts between us and our franchisees. Plaintiffs also alleged fraud, unlawful sale of Cookie System Facility licenses, tortious interference with contracts, violation of state unfair trade practices acts, and similar claims against various of the defendants, including MFOCI. The plaintiffs' pleadings in 1997 generally sought an injunction to stop the acquisition and the anticipated future violations, plus anticipated damages and costs. The action was later stayed by agreement when the acquisition of Cookies USA by MFOCI did not occur in 1997. As further described in Item 1 of this offering circular, MFOCI acquired Cookies USA on August 24, 1998. Contemporaneous with the acquisition, all plaintiffs agreed to release all claims and dismiss their Complaint in this action with prejudice and without costs, in return for certain contingent, future rights related to the ownership of their franchises.

  2.  Eugene W. Rice, Charles M. Rice, The Rice Family of Cookies of Pinellas
      -----------------------------------------------------------------------
Park, Inc. and The Rice Family of Cookies of Fort Pierce, Inc. v. The Original
------------------------------------------------------------------------------
Great American Chocolate Chip Cookie Company, Inc. (United States District Court
--------------------------------------------------
for the Northern District of Georgia, Case No. C85-2130A). On March 22, 1985, the plaintiffs, former licensees, sued us alleging that we failed to supply batter which would produce a uniform cookie, violated the Georgia Business Opportunity Sales Act by not giving them certain disclosures that Georgia law required or filing the proper materials with the Georgia authorities, violated the Georgia Fair Business Practices Act by setting supposedly unobtainable performance standards and deceived the plaintiffs by not supplying historical sales information for one of the 3 Cookie System Facilities they had purchased. The complaint sought damages of $100,000 on the batter claim and $350,000 or rescission on the business opportunity law claim. We denied the allegations, asserted various defenses and filed a counterclaim for breach of contract in which we sought $1.2 million in damages.

  On March 11, 1988, the court granted us summary judgment and dismissed all of the plaintiffs' claims except for the breach of contract and business opportunity law claims. We and the plaintiffs settled the case on February 17, 1989. We paid no money on the breach of contract claim and $200,000 on the business opportunity law claim. The plaintiffs gave up their Cookie System Facilities.

  3.  The Original Great American Chocolate Chip Cookie Company, Inc. v. John V.
      --------------------------------------------------------------------------
Callia (United States District Court for the Northern District of Georgia, Case
------
No. 1:88CV749RHH). On April 6, 1988, we sued a former licensee for materially breaching the post-termination provisions of his 2 license agreements and failing to pay amounts due. We sought $50,000 in damages, attorneys' fees, costs, injunctive relief and punitive damages. After filing a petition under Chapter 11 of the U.S. Bankruptcy Code, the defendant filed an adversary proceeding against us (United States District Court for the Eastern District of Louisiana, Case No. 89-0076K), alleging that our termination of the license was a fraudulent conveyance under the Bankruptcy Code and that we breached the license agreement by unreasonably disapproving proposed sales of his Cookie System Facilities. Defendant requested that we return the license or pay $166,000.

  We filed a proof of claim for over $317,000 for our damages for the defendant's breach of contract, other past due charges and unauthorized use of our commercial symbols. After the defendant received a discharge of debts on February 26, 1992, the Bankruptcy Court granted us summary judgment on the defendant's original claims. The District Court affirmed the Bankruptcy Court's decision on April 13, 1994.

  Other than these 3 actions, no litigation is required to be disclosed in this offering circular.

                                     Item 4

                                   BANKRUPTCY

  No person previously identified in Item 1, and no officer previously identified in Item 2, of this offering circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code required to be disclosed in this Item.

                                    Item 5
                                    ------

                             INITIAL FRANCHISE FEE

  We currently charge a uniform initial license fee of $25,000 for a Type I Cookie System Facility and $15,000 for a Type II Cookie System Facility. You must pay us $5,000 as a deposit when you formally request a license for a specific location. We will apply the deposit toward the initial license fee, which is due in full when you sign the License Agreement. We will not refund the deposit if you decide not to buy a license. The initial license fee is not refundable.

  Before your Facility begins operating, you must buy an initial inventory of Cookie Ingredients from us. This inventory costs from $4,500 to $7,500. You must buy Cookie Ingredients from us during the term of your license. (See Item
8)

  We are an approved (but not the only) source of various items you need to open and operate the Facility, like equipment, supplies and non-Cookie Ingredient inventory. (See Item 8) If you buy these items from or through us, although you need not do so, the cost will range from $28,000 to $40,000. You will sign our Equipment Order (Exhibit F) and pay us these amounts before the Facility opens.

  If you want us to help you construct the Facility after you buy the license, we and you will sign our Construction Activity Assistance Agreement (Exhibit E). You must pay us a 10% fee, calculated on the total costs and expenses of the construction activity (excluding monies paid for architects' fees, performance and payment bonds and insurance coverage). Each licensee's fee depends on the cost to construct its Facility. 50% of this fee is due when you accept the general contractor's bid to do the work, and the rest is due 15 days before your Facility's scheduled opening date. You must pay us this fee in full before opening the Facility. We did not receive a construction activity assistance fee during our last fiscal year.

  If you want to buy a Cookie System Facility that we operate, you must pay us for its improvements, equipment, product and supply inventories and goodwill. The amount you pay will depend on the condition of the Facility and its assets, the revenue the Facility has generated, inventory levels and similar factors, which vary widely for each Facility. The amounts we received from selling existing Cookie System Facilities during our last fiscal year ranged from $85,000 to $360,000. These amounts generally are due in full when you buy the license. We will reflect the Facility's sale in our Agreement for Purchase and Sale of Assets (Exhibit G).

  On most occasions, we will lease the Facility's premises directly from the landlord and then sublease them to you. (See Items 8 and 10) You must pay us for security deposits and initial rent when you sign our Sublease (Exhibit D). These amounts depend on the original charges under the main lease, which vary for each Facility. The amounts we received for these initial sublease payments during our last fiscal year ranged from $3,000 to $12,000.

  There is no initial license fee for a Non-Baking Facility.

  Except as provided above, no initial fees are refundable.

                                     Item 6
                                     ------

                                   OTHER FEES

=================================================================================================
Name of Fee/1/           Amount             Due Date                      Remarks
=================================================================================================
Royalty             7% of Facility's   10th day of each    "Gross Sales" mean all revenue you
                    monthly Gross      calendar month on   receive from operating the Facility,
                    Sales              previous month's    including the value of any property
                                       Gross Sales/2/      or services you receive; they do not
                                                           include taxes collected from
                                                           customers and customer refunds and
                                                           credits/3/
-------------------------------------------------------------------------------------------------
Sublease            As stated in       First day of each   You must pay us any amounts due under
                    lease              month for fixed     the prime lease if you sublease the
                                       and/or scheduled    Facility's premises from us, and we
                                       rent and 20 days    will pay that amount to the landlord
                                       after notice for    (see Items 8 and 10 for details about
                                       other payments      the Sublease)
-------------------------------------------------------------------------------------------------
Additional          $200 per day       When billed         We train 2 people free (see Item 11)
 Training or        (plus expenses)    (typically before   - we may charge you for others who
 Assistance                            services provided)  attend initial training, for training
                                                           newly-hired personnel, for periodic
                                                           refresher training courses or for
                                                           additional or special guidance,
                                                           assistance or training you need or
                                                           request
-------------------------------------------------------------------------------------------------
Transfer            $2,500 for         When you request    Due when the License Agreement or a
                    transfer and       transfer            controlling interest in you
                    additional                             transferred.  No charge if License
                    $2,500 if we                           Agreement transferred to an entity
                    must train                             which you control (and request made
                    transferee                             within 90 days of original license
                    and/or its                             date)
                    manager
-------------------------------------------------------------------------------------------------
Renewal             Our then current   When you sign
                    initial license    successor license
                    fee less license   agreement
                    fee you
                    originally paid
                    when you bought
                    license
=================================================================================================

================================================================================================
Name of Fee/1/        Amount            Due Date                       Remarks
================================================================================================
Audit               Cost of            15 days after       Due if you understate the Facility's
                    inspection or      billing             gross sales by more than 2% or do not
                    audit                                  give us reports, supporting records
                                                           or other required information
------------------------------------------------------------------------------------------------
Facility            Cost of            15 days after       You must reimburse our costs if we
 Development        development        billing             develop the Facility after you fail
                                                           to do so
------------------------------------------------------------------------------------------------
Liquidated Damages  See footnote 4     When billed
------------------------------------------------------------------------------------------------
Construction        10% of             due when you        Due if we construct or remodel the
 Activity           construction       accept              Facility for you (see Items 5, 8 and
 Assistance         activity           contractor's bid    11)
------------------------------------------------------------------------------------------------
Interest            Lesser of 2% per   15 days after       Due on all overdue amounts that are
                    month or highest   billing             more than 7 days late (also due on
                    contract rate of                       late rent payments).  Interest begins
                    interest law                           to accrue from the original due date.
                    allows
------------------------------------------------------------------------------------------------
Service Charge      $100               15 days after       Due for each late Royalty or rent
                                       billing             payment
------------------------------------------------------------------------------------------------
Continuing          $2,500 - $7,500    15 days after       You will incur these costs
 Inventory                             billing             periodically for the products you
                                                           must or choose to buy from us
------------------------------------------------------------------------------------------------
Other Product and   See Item 8         See Item 8          You must buy certain products and
 Service Purchases                                         services from us or according to our
                                                           standards and specifications
------------------------------------------------------------------------------------------------
Operations Manual   $250               15 days after       Cost of replacement copy
                                       billing
------------------------------------------------------------------------------------------------
Management          $250 per day       As incurred         Due for period during which we manage
                    (plus direct                           Facility upon your death or
                    costs and                              disability, default, termination or
                    expenses)                              abandonment
------------------------------------------------------------------------------------------------
Costs and           Will vary under    As incurred         Due when you do not comply with the
 Attorneys' Fees/5/ circumstances                          License Agreement or we defend an
                                                           action you bring against us (unless
                                                           you win your claims)
------------------------------------------------------------------------------------------------
Indemnification/5/  Will vary under    As incurred         You must reimburse us if we are held
                    circumstances                          liable for claims from your
                                                           Facility's operation
================================================================================================

=================================================================================================
   Name of Fee/1/       Amount            Due Date                     Remarks
-------------------------------------------------------------------------------------------------
                                                           operation
-------------------------------------------------------------------------------------------------
Testing             Cost of Testing    15 days after       This covers the costs of testing new
                                       billing             products or inspecting new suppliers
                                                           you propose
=================================================================================================

--------------------


/1/  Except as noted in Item 8 for certain product and service purchases, all
 -
     fees are imposed and collected by and payable to us. All fees are non-refundable.

/2/  We can make you pay the Royalty, amounts due for purchases from us,
 -
     interest and service charges by electronic funds transfer. If we do, you must sign the documents and follow the procedures we specify to allow us to withdraw these amounts directly from your bank account by debit entries. You must make sure that these amounts are in the account.

/3/  You will add your Gross Sales from Non-Baking Facilities (see Item 12) to
 -
     your Facility's Gross Sales to compute the Royalty you must pay us.

/4/  If we terminate the License Agreement with cause, or you terminate the
 -
     License Agreement without cause, you must pay us liquidated damages equal to the present value (using the then current 30 year Treasury Bond rate) of the Royalties you would have paid us on the product of your Facility's average monthly Gross Sales during its most recent 12 months of operation before the termination multiplied by the number of months remaining in the License Agreement had we or you not terminated it. If you pay us the required liquidated damages by the due date, we will refund (without interest) a portion of those liquidated damages if we grant a new license for a Cookie System Facility at the Facility's location during what would have been the remaining term of your License Agreement had we or you not terminated it. The portion of the paid liquidated damages that we will refund will be the amount that relates to the months in what would have been the remaining term of your License Agreement during which the new licensee actually operates a Cookie System Facility at your Facility's location.

/5/  These fees also are due under the Sublease.
 -

/6/  There are no advertising cooperatives in our system.
 -

     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                    ITEM 7
                                    ------

                              INITIAL INVESTMENT

The following chart is for a Type I and Type II Cookie System Facility*:

==============================================================================================================================
                                           Estimated Amount                              Method
                                               or Estimated                                of     Whether
Expenditures                                 Low-High Range         When Due             Payment  Refundable   To Whom Paid
------------------------------------------------------------------------------------------------------------------------------
Initial License Fee (1)                   $  15,000 - $25,000  $5,000 due at time of    Lump Sum     No      Us
                                                               offer; rest due when
                                                               License Agreement
                                                               signed
------------------------------------------------------------------------------------------------------------------------------
Three Months' Rent (2)                    $   3,000 - $27,000  Monthly                  Lump Sum     No      Landlord or Us (as
                                                                                                             sublessor)
------------------------------------------------------------------------------------------------------------------------------
Security Deposit (2)                      $    1,750 - $9,000  On signing lease or      Lump Sum     Yes     Landlord or Us (as
                                                               sublease                                      sublessor)
------------------------------------------------------------------------------------------------------------------------------
Equipment (3)                             $  28,000 - $40,000  As Incurred              As Agreed    No      Outside Suppliers
                                                                                                             or Us
------------------------------------------------------------------------------------------------------------------------------
Construction/Remodeling (4)               $ 50,000 - $130,000  As Incurred              As Agreed    No      Outside Suppliers
------------------------------------------------------------------------------------------------------------------------------
Architects' Fees (4)                      $    5,000 - $7,500  As Incurred              As Agreed    No      Outside Suppliers
                                                                                                             or Us
------------------------------------------------------------------------------------------------------------------------------
Goodwill (5)                              $      0 - $350,000  When you buy license     Lump Sum     No      Us
------------------------------------------------------------------------------------------------------------------------------
Cookie Ingredients (6)                    $    4,500 - $7,500  Before Opening           Lump Sum     No      Us
------------------------------------------------------------------------------------------------------------------------------
Other Opening Inventory (7)               $    2,500 - $7,500  Before Opening           Lump Sum     No      Outside Suppliers
                                                                                                             or Us
------------------------------------------------------------------------------------------------------------------------------
Training Expenses (for all attendees)     $    2,000 - $4,000  As Incurred              As Incurred  No      Third Parties
 (8)
==============================================================================================================================

==============================================================================================================================
                                             Estimated Amount                      Method
                                                 or Estimated                        of         Whether
        Expenditures                           Low-High Range      When Due        Payment     Refundable      To Whom Paid
------------------------------------------------------------------------------------------------------------------------------
Insurance(9)                                  $4,000 - $8,000    As Incurred     As Incurred      No        Insurance Carriers
                                                                                                             and Agents
------------------------------------------------------------------------------------------------------------------------------
Other Prepaid Expenses(10)                            Note 10    As Incurred     As Incurred      No        Third Parties
------------------------------------------------------------------------------------------------------------------------------
Additional Funds - 3 months(11)              $5,000 - $10,000    As Incurred     As Incurred      No        Third Parties
------------------------------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED INITIAL
INVESTMENT(12)                            $120,750 - $625,500
==============================================================================================================================



* In addition to the Type I and Type II Cookie System Facilities, we also might let you operate a Non-Baking Facility in your shopping mall or center. If you choose, and we allow you, to operate a Non-Baking Facility, you must acquire the necessary equipment to do so. We estimate the cost for this additional equipment to range from $2,500 (for example, for a cookie display table) to $45,000 (for example, for a cookie cart). Your costs will depend on the type of Non-Baking Facility you operate and the equipment source. You would pay for this equipment according to the terms you work out with the supplier. Your purchase costs are not refundable. You also might have to pay a form of rent for the Non-Baking Facility, although not all landlords charge rent for the Non-Baking Facilities we and our licensees operate. The landlord makes this decision. Our experience shows that rent might range from $500 to $2,700 per month.

Explanatory Notes
-----------------

   1.   We describe the initial license fee in Item 5.

   2. You will lease or sublease the Facility's premises. A typical Type I or Type II Cookie System Facility has between 200 and 1,000 square feet in an enclosed shopping mall. A typical Non-Baking Facility will use between 50 and 150 square feet. (See Items 8 and 10 for more details on the lease or sublease.)

   3. The average cost to equip a newly constructed Type I or Type II Cookie System Facility is $28,000 to $40,000. If you buy the equipment at an existing Cookie System Facility, the type, amount and age of the equipment will determine its purchase price. If you buy equipment for a Cookie System Facility that you are remodeling, the equipment you replace will determine its purchase price. These amounts do not include sales tax or freight and delivery charges.

   4. The approximate cost of constructing an average Type I or Type II Cookie System Facility is $90,000. Although you need not use us to help construct or remodel the Facility, you always must buy (before beginning construction or remodeling) payment and performance bonds acceptable to us. These bonds cost approximately 1-1/2% of the total construction or remodeling cost. If you buy an existing Cookie System Facility from us, you must pay us for the finished construction or remodeling activity. We will factor this into the asset purchase price.

   If we help you in the construction activity, we and you will sign our Construction Activity Assistance Agreement (see Item 5), and you will pay us a 10% fee based on the total costs and expenses of the construction activity. (See Item 6) We cannot estimate this fee because it depends on expenses that will vary among construction projects.

   5. If we sell an existing Cookie System Facility to you, we may include an amount for the Facility's goodwill. We determine goodwill based on the Facility's age, sales volume and cost structure. Because of these various factors, we cannot estimate goodwill precisely.

   6. If you purchase an existing Cookie System Facility, it normally includes an inventory of Cookie Ingredients (not included in the Facility's purchase price). We and you count the inventory and calculate the purchase price for these items when you take possession of the Facility. Because there might not be enough inventory to operate the Facility when you take it over, you might have to buy more shortly afterwards. If you are opening a newly constructed or remodeled Facility, you will pay approximately $6,000 for the initial inventory of Cookie Ingredients.

   7. You must have a supply of flavorings, garnishments, food and beverage products, small kitchenwares, cleaning supplies, paper and packaging supplies, beverage cups and lids, report forms and marketing and point-of-sale materials during your operation of the Facility. You may buy these items from us or independent suppliers. We often sell new licensees an initial "care package" with several of these items for approximately $2,500 to $7,500.

If you buy an existing Cookie System Facility, the Facility's current inventory already will include many of these items. However, you might have to buy more soon after taking over the Facility.

   8. Factors affecting the exact cost are fuel or car rental expenses, hotel and food rates, compensation for you and your employee and airfare and other travel expenses. We estimate these expenses to be $1,000 to $2,000 for each person. (See Item 11)

   9. We cannot estimate precisely the insurance premiums you will pay at your Facility. Numerous factors affect premiums, including the insurance company, a state's workers' compensation rates, the fire rating on the Facility's structure, the Facility's size and excess or extra coverages you choose.

   10. These include utility, sales tax and state workers' compensation deposits, deposits with suppliers and vendors, business licenses and legal, accounting and organizational costs.

   11. This item estimates your initial start up expenses (other than the items identified separately in the table). These expenses include payroll costs but not any draw or salary for you. These figures are estimates, and we cannot guarantee that you will not have additional expenses starting the business.
Your costs will depend on how much you follow our methods and procedures; your management skill, experience and business acumen; local economic conditions; the local market for your products and services; the prevailing wage rate; competition; and the sales level reached during the initial period.

   12. We relied on our 20 years of experience in operating and licensing Cookie System Facilities to compile these estimates. You should review these figures carefully with a business advisor before deciding to purchase the license. Except for the Sublease (and other occasional financing) described in
Item 10, we do not offer financing directly or indirectly for any part of the initial investment. The availability and terms of financing depend on the availability of financing generally, your creditworthiness and collateral and lending policies of financial institutions from which you request a loan.

                                    Item 8
                                    ------

                          RESTRICTIONS ON SOURCES OF
                             PRODUCTS AND SERVICES

   You must operate the Facility under our System Standards. System Standards may regulate, among other things, the types, models and brands of fixtures, furniture, furnishings, equipment, signs, materials and supplies you must use in operating the Facility, required or authorized products and services and product and service categories, product preparation, storage, handling and packaging procedures, product inventory requirements, and designated or approved suppliers of necessary items and services (which may be limited to or include us). Currently, you must purchase all Cookie Ingredients only from us. We are the exclusive source to protect the quality and uniformity of the products baked at Cookie System Facilities, which are critical to our system, and to preserve the trade secret status of our recipes. We make a profit on these direct sales. You also must buy a special type of oven that an unaffiliated company manufactures and purchase Coca-Cola products from Coca-Cola USA. Except for these items, there are no goods, services, supplies, fixtures, equipment, inventory, computer hardware and software, or real estate for the Facility that you must purchase or lease from us or a designated supplier.

     However, to maintain the quality of the goods and services that Cookie System Facilities sell and the reputation of our system, you must buy or lease fixtures, furniture, equipment, supplies, furnishings, food products, and similar items that meet our minimum standards and specifications and, for some items, from suppliers that we approve. Our standards and specifications may impose minimum requirements for delivery, performance, reputation, design and appearance. We will notify you in our Operations Manual or other communications of our standards and specifications and/or names of approved suppliers. There might be situations where you may obtain items from any supplier who can satisfy our requirements and, therefore, would be an approved supplier. We are an approved but not the only supplier of equipment, flavorings, garnishments, food and beverage products, small kitchenwares, cleaning supplies, paper and packaging supplies, beverage cups and lids, report forms, and marketing and point-of-sale materials. We make a profit on any direct sales to you.

     If you want to use any item or service that we have not yet evaluated or to buy or lease from a supplier that we have not yet approved, you first must submit sufficient information, specifications and samples for us to determine whether the item or service complies with System Standards or the supplier meets approved supplier criteria. We may charge you a reasonable fee to cover our costs in making this decision (see Item 6) and will, within a reasonable time (typically 60 days), give you our decision. We periodically will establish procedures for submitting requests for approval of items, services and suppliers and may impose limits on the number of approved items, services and suppliers. Supplier approval might depend on product quality, frequency of delivery and standards of service and might be temporary, until we evaluate the supplier in more detail. We may inspect a proposed supplier's facilities during the approval process and after to make sure that the supplier continues to meet our standards. If it does not, we may revoke our approval by notifying the supplier and you in writing.

     Besides these purchases or leases, you must obtain and maintain, at your own expense, the insurance coverage that we and the Facility's lease periodically require and meet the other insurance-related obligations in the License Agreement. You currently must have the following coverages and policy limits:

     1. Employer's liability and workers' compensation or similar insurance as the law requires.

     2. Commercial general liability coverage to include premises/operations, products/completed operations, contractual and personal injury for at least $1 million each occurrence and $2 million aggregate or comprehensive general liability insurance for at least $1 million combined single limit for bodily injury and property damage with broad form comprehensive general liability endorsement.

     3.   Commercial umbrella policy with a limit of at least $3 million.

     4. Standard "all-risk" policy covering the Facility and its contents at full replacement value, with co-insurance waived and one year's loss of income.

Cost of coverage depends on the insurance carrier's charges, terms of payment and your history. (See Item 7) All insurance policies must name us as an additional insured party. If you sublease the premises from us, we may be a co-payee of the check that the insurance company issues for any loss proceeds due to a loss at the Facility.

     Before you use them, you must send us for approval samples of all advertising, promotional and marketing materials which we have not prepared or previously approved. If you do not receive written disapproval within 15 days after we receive the materials, they are approved. You may not use any advertising, promotional or marketing materials that we have disapproved.

     Unless we help you construct the Facility or you buy an existing Facility, you must develop the Facility. We will give you mandatory and suggested specifications and layouts for a Cookie System Facility, including requirements for dimensions, design, image, interior layout, decor, fixtures, equipment, signs, furnishings and color scheme. You must prepare all required construction plans and specifications to suit the shape and dimensions of the premises and ensure that these plans and specifications comply with applicable ordinances, building codes, permit requirements, and lease requirements and restrictions.
We must review and approve all plans and specifications before you begin constructing the Facility to make sure they meet our design requirements. You must submit all revised or "as built" plans and specifications during construction. You must use licensed architects and general contractors whom we approve to prepare plans, drawings and construction specifications and to develop the Facility. We may inspect the Facility during its development.

     The Facility must be at a site that we have accepted. We also must accept the lease or sublease for the premises. If you do not sublease the premises from us, you must, at our request, collaterally assign the lease or sublease to us as security for your timely performance of your obligations under the License Agreement and get the lessor's consent to the collateral assignment. This means that, if you do not fulfill your obligations, we may take over the premises.
Our standard form of Collateral Assignment of Lease is Exhibit M. In most cases, though, you will sublease the premises from us, and we will be the prime tenant with the shopping center or other landlord. You will pay us all lease-related charges, and we will pass these amounts over to the landlord (without mark-up). We describe our Sublease in Item 10.

     We and our affiliates participate in a nationwide marketing program sponsored by Coca-Cola USA. You must participate in the program and purchase Coca-Cola products for use at your Facility. You may purchase Coca-Cola products from any authorized Coca-Cola distributor. Coca-Cola USA currently pays us and/or our parent corporation, MFOCI, amounts based upon purchases by each franchisee. These funds may be used to develop and implement marketing and promotional activities designed to benefit the entire Great American Cookie Company System, and to increase the sale of Coca-Cola products at all Cookie System Facilities. During the fiscal year ending June 28, 1998, however, neither we nor MFOCI received any direct payments from Coca-Cola USA for purchases of Coca-Cola products by Cookie System Facilities. Any amounts received by us or MFOCI from Coca-Cola USA will not reduce the payments you are required to make to us under the License Agreement.

     In the fiscal year ending June 28, 1998, our revenue from all of the items described above that franchisees are required to purchase from us was $12,214,095, which is 32.7% of our total annual revenue of $37,346,860. We derived these amounts from our internally prepared financial statements.

     All of the required purchases and leases described above, whether from us or our affiliates or other third parties, represent 90% or more of your total purchases and leases in establishing and then operating the Facility.

     Except as described above, we currently do not derive revenue or other material consideration from required purchases or leases. There currently are no purchasing or distribution cooperatives. We currently negotiate purchase arrangements with suppliers (including price terms) for packaging materials, certain beverages, uniforms, advertising materials, and various equipment for the benefit of licensees. We do not provide material benefits to a licensee for using designated or approved sources.

                                    Item 9
                                    ------

                           FRANCHISEE'S OBLIGATIONS

     THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE LICENSE AND OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

================================================================================================
                                                                                 Item in
                                                    Section                      Offering
      Obligation                                  in Agreement                   Circular
------------------------------------------------------------------------------------------------
(a)  Site selection and               Sections 1D and 2A and B of License   Items 7, 8, 10, 11
     acquisition/lease                Agreement, Sublease and Collateral    and 12
                                      Assignment of Lease
------------------------------------------------------------------------------------------------
(b)  Pre-opening purchases/leases     Sections 2B, C, D and E and 8 of      Items 5, 6, 7, 8
                                      License Agreement, Equipment Order    and 11
                                      and Agreement for Purchase and Sale
                                      of Assets
------------------------------------------------------------------------------------------------
(c)  Site development and other       Sections 2C, D, E and F of License    Items 7, 8 and 11
     pre-opening requirements         Agreement and Construction Activity
                                      Assistance Agreement
------------------------------------------------------------------------------------------------
(d)  Initial and ongoing training     Sections 4A and B of License          Item 11
                                      Agreement
------------------------------------------------------------------------------------------------
(e)  Opening                          Section 2F of License Agreement       Item 11
================================================================================================

================================================================================================
                                                                                 Item in
                                                 Section                        Offering
          Obligation                          in Agreement                      Circular
------------------------------------------------------------------------------------------------
(f) Fees                              Sections 1E(1), 2C and E, 3A, B and   Items 5, 6 and 7
                                      D, 4A, B and C, 10B, 11C(5) and
                                      (6), 11E(2), 12A, 13C, 14F and 16C
                                      of License Agreement; Section 4 of
                                      Construction Activity Assistance
                                      Agreement; Section 2 of Equipment
                                      Order; Section 1.1 of Agreement for
                                      Purchase and Sale of Assets and
                                      Section 3 of Sublease
------------------------------------------------------------------------------------------------
(g) Compliance with standards and     Sections 4B and C and 8 of License    Items 8 and 11
     policies/Operating Manual        Agreement
------------------------------------------------------------------------------------------------
(h) Trademarks and proprietary        Sections 5 and 6 of License           Items 13 and 14
     information                      Agreement
------------------------------------------------------------------------------------------------
(i) Restrictions on                   Sections 1D and 8A of License         Items 8, 11, 12
     products/services offered        Agreement and Delivery Addendum       and 16
------------------------------------------------------------------------------------------------
(j) Warranty and customer service     None
     requirements
------------------------------------------------------------------------------------------------
(k) Territorial development and       Section 1E(1) of License Agreement    Item 12
     sales quotas
------------------------------------------------------------------------------------------------
(l) On-going product/service          Section 8 of License Agreement        Items 6 and 8
     purchases
------------------------------------------------------------------------------------------------
(m) Maintenance, appearance and       Sections 8A and B and 12A of          Items 11, 16 and
     remodeling requirements          License Agreement                     17
------------------------------------------------------------------------------------------------
(n) Insurance                         Section 8A(13) of License Agreement   Items 7 and 8
                                      and Delivery Addendum
------------------------------------------------------------------------------------------------
(o) Advertising                       None
------------------------------------------------------------------------------------------------
(p) Indemnification                   Section 15D of License Agreement      Item 6
                                      and Section 9 of Sublease
------------------------------------------------------------------------------------------------
(q) Owner's participa-                Sections 4A and 8A of License         Items 11 and 15
     tion/management/staffing         Agreement
------------------------------------------------------------------------------------------------
(r) Records/reports                   Section 9 of License Agreement
------------------------------------------------------------------------------------------------
(s) Inspections/audits                Section 10 of License Agreement       Item 6
------------------------------------------------------------------------------------------------
(t) Transfer                          Section 11 of License Agreement       Item 17
================================================================================================

================================================================================================
                                                                             Item in
                                             Section                         Offering
      Obligation                           in Agreement                      Circular
------------------------------------------------------------------------------------------------
                                      and Section 4 of Sublease
------------------------------------------------------------------------------------------------
(u)  Renewal                          Section 12 of License Agreement       Item 17
------------------------------------------------------------------------------------------------
(v)  Post-termination obligations     Section 14 of License Agreement       Item 17
------------------------------------------------------------------------------------------------
(w)  Non-competition covenants        Sections 7 and 14D of License         Item 17
                                      Agreement
------------------------------------------------------------------------------------------------
(x)  Dispute resolution               Sections 17F and G of License         Item 17
                                      Agreement
------------------------------------------------------------------------------------------------
(y)  Assumption of Management         Section 13C of License Agreement      Item 17
================================================================================================

                                    Item 10
                                    -------

                                   FINANCING

     Except as described below, we do not offer direct or indirect financing. We do not guarantee your note, lease or obligation.

     In many cases, landlords make us become the primary lessee of the Facility's premises and then let us sublease to licensees. This generally occurs when landlords question a licensee's creditworthiness or prefer to lease only to franchisors and not to franchisees. If we are the primary lessee, you must sign our standard Sublease (Exhibit D). Under our Sublease, there is a straight pass-through of all payments due under the primary lease. If you sublease from us, you must pay us the rent due under the primary lease by the first day of each month. You must make other payments, including adjustments or percentage rent, within 20 days after we or the landlord notifies you that it is due. (Section 3) When you sign the Sublease, you must deposit the estimated first month's rental and amenities due under the lease and pay a security deposit. You also might have to pay other one-time charges due under the lease for illustration and shopping center grand opening charges. When the License Agreement expires, we will return any Sublease deposit or credit remaining on your account if you are not in default. However, the lease might restrict the return of the security deposit or rent.

     The Sublease term begins when you sign it or when the lease begins, whichever is later. The Sublease term ends on the earlier of: (1) the date the License Agreement expires or terminates; (2) one day before the primary lease term expires; (3) the date the primary lease actually terminates; or (4) the date the Sublease terminates. (Section 1) If you do not comply with the primary lease or the License Agreement, you will be in default under the Sublease. (Section 11)

     If you do not make the monthly rent payments when due, they will bear interest at the highest contract interest rate the law allows or 2% per month, whichever is less. You also must pay us a service charge of $100 for each late monthly rent payment for our increased expense of handling the late payment. (Section 3) You must make all rent payments when due and may not reduce them by any set-off, deduction, claim or other withholding against us. (Section 3) Your failure to cure a default under the Sublease is a default under the License Agreement. (Section 11) We also may recover our attorneys' fees and costs. (Section 9.6) You may not assign your Sublease. (Section 4) Even though you sublease the Facility's premises from us, we need not perform any landlord obligation. You may look only to the primary landlord for performance. (Section 7) Your owners must guarantee your performance under the Sublease.

     Our Sublease does not contain a waiver of defenses or similar provisions. The Sublease contains no provisions concerning our assignment rights.

     If you buy an existing Cookie System Facility from us, we might be willing to take a promissory note for 20% to 30% of the purchase price and the rest in cash. We also might provide a bridge loan for 90 days after you acquire the license to allow you to finalize your permanent financing. We do this very infrequently, and you should not expect us to do this for you. If we do, however, we and you will negotiate the note's terms.

                                    Item 11
                                    -------

                           FRANCHISOR'S OBLIGATIONS

     Except as listed below, we need not provide any assistance to you.

     Before you open the Facility, we will:

     1. Accept the site you propose for the Facility if it meets our criteria for demographic characteristics, traffic patterns, character of neighborhood, competition from, proximity to and the nature of other businesses, other commercial characteristics, and the site's size, appearance and other physical characteristics. (License Agreement -
          Section 2.A.) In most cases, however, you will sublease the premises from us under our Sublease. (See Items 1, 7, 8 and 10) If we and you do not agree on a site, you may not buy a license.

     2. If you develop the Facility, give you mandatory and suggested specifications and layouts for a Cookie System Facility, including requirements for dimensions, design, image, interior layout, decor, fixtures, equipment, signs, furnishings and color scheme. (License Agreement - Section 2.C.)

     3.   At your request, help you develop the Facility. (License Agreement -
          Section 2.C.) We will help you in various types of construction activity, including finding an architect and a general contractor, taking general contractor bids, obtaining payment and performance bonds, licenses and permits, obtaining final lien waivers and advising your contractor on the Facility's construction. (Construction Activity Assistance Agreement - Schedule One)

     4. As discussed in Item 8, identify the fixtures, furniture, furnishings, equipment (including computer hardware and software), signs, food products, materials and supplies and services you need to develop and operate the Facility, the minimum standards and specifications you must satisfy and the designated or approved suppliers from whom you must or may buy or lease these items and services (including us and/or our affiliates). (License Agreement -Sections 2.D., 2.E. and 8.A.)

     5. At your request, obtain the Facility's equipment for you. (Equipment Order)

     6. Loan you one copy of the Operations Manual, the tables of contents of which are Exhibit K. (License Agreement - Section 4.C.)

     7. Train you (or your managing owner) and one employee. (License Agreement -Section 4.A.) We describe this training later in this Item.

     During your operation of the Facility, we will:

     1. Advise you regarding the Facility's operation based on reports you submit or inspections we make. We also will guide you on standards, specifications and operating procedures and methods that Cookie System Facilities use; purchasing required fixtures, furniture, furnishings, equipment, signs, products, materials and supplies; advertising and marketing programs; employee training; and administrative, bookkeeping and accounting procedures. We will guide you, at our discretion, in our Operations Manual, bulletins or other written materials, during telephone consultations and/or during consultations at our office or the Facility. (License Agreement - Section 4.B.)

     2. Give you, at your request, additional or special guidance, assistance and training. (License Agreement - Section 4.B.) (See Item 6)

     3. Loan you one copy of the Operations Manual, containing the materials (including audiotapes, videotapes, magnetic media, computer software and written materials) that we generally give licensees to operate Cookie System Facilities. The Operations Manual contains mandatory and suggested specifications, standards, operating procedures and rules ("System Standards") that we periodically require. We may modify the Operations Manual periodically to reflect changes in System Standards. (License Agreement - Section 4.C.)

     4. Issue and modify System Standards for Cookie System Facilities. We periodically may modify System Standards, which may accommodate regional or local variations, and these modifications may require you to invest additional capital in the Facility and/or incur higher operating costs. (See Item 16) (License Agreement - Sections 8.A. and 8.B.)

     5. Inspect the Facility's operation to help you comply with the License Agreement and all System Standards. (Franchise Agreement - Section 10.A.)

     6.   Let you use our confidential information.  (License Agreement -
          Section 6)

     7.   Let you use our Marks.  (License Agreement - Section 5)

     8.   Periodically offer refresher training courses.  (License Agreement -
          Section 4.A.)

     Although we do not have a marketing or advertising fund to which you must contribute, we do advertise Cookie System Facilities with our own funds regionally and locally through direct mail and in print media and point-of-sale materials. An in-house advertising department develops the advertising. You may obtain samples of the items we have prepared. There currently is a marketing committee of our independent licensee association with which we consult on advertising policies. The association selects the committee's members. The committee serves in an advisory capacity only. We have no power to form, change or dissolve the committee. We have no advertising cooperatives.

     You currently need not buy or use electronic cash register or computer systems (although we may make you do so during the term of your license). (License Agreement - Section 2.E.)

     We estimate that it will be 2 to 9 months between the time you sign the License Agreement and open your Facility, but the interval depends on the site's location and condition, the Facility's construction schedule, the extent to which you must upgrade or remodel an existing location, the delivery schedule for equipment and supplies, delays in securing financing arrangements and completing training, and your compliance with local laws and regulations. If you buy an existing Facility, we estimate the interval to be one to 3 months. You may not open the Facility for business until: (1) we accept the Facility in writing; (2) pre-opening training is complete to our satisfaction; (3) you have paid the initial license fee and all other amounts then due to us; and (4) you give us copies of all required insurance policies or other evidence of insurance coverage and payment of premiums. Subject to these conditions, you must open the Facility for business within 365 days after signing the License Agreement or by the date the lease specifies, whichever is earlier. (License Agreement -
Section 2.F.)

     Before the Facility opens, we will provide initial training on operating a Cookie System Facility to you (or your managing owner) and one managerial employee. Approximately 7 working days of training will occur at an operating Cookie System Facility and/or at our designated training facility in Georgia or some other location we designate. The two attendees must complete initial training to our satisfaction and participate in all other activities required to operate the Facility. Although we do not charge separately for this training (except when there is a transfer), you must pay all travel and living expenses which you and your employees incur.

     You must replace the manager if we determine that he or she is not qualified to hold this position. If you (or your managing owner) cannot complete initial training to our satisfaction, we may terminate the License Agreement. (License Agreement - Section 4.A.)

     We expect that training will occur after you sign the License Agreement and while you are developing the Facility. We plan to be flexible in scheduling training to accommodate our personnel, you and your personnel. We have monthly training schedules. You generally must complete training 14 days before the Facility opens. As of the date of this offering circular, we provided the following training:

===========================================================================================================
                                                                                  Hours of
                                                                    Hours of       On the
                            Time         Instructional              Classroom       Job
        Subject             Begun           Manual                  Training      Training    Instructor
-----------------------------------------------------------------------------------------------------------
OPERATIONS COURSE:          Day 1          Ops. and                   4.5           2.0        Note 1
 ordering, approved                        Training Manuals
 product lines,                            and Videos
 storage, display,
 packaging,
 maintenance and
 equipment
-----------------------------------------------------------------------------------------------------------
TECHNICAL SKILLS:           Day 2          Ops. and                   1.5            26        Note 1
 store operations,                         Training Manuals
 baking, production,                       and Videos
 projections,
 decorating and
 scheduling
-----------------------------------------------------------------------------------------------------------
MANAGEMENT SKILLS:          Day 3          Ops. and                     9             3        Note 1
 hiring, discipline,                       Training Manuals
 documentation,                            and Videos
 administration,
 customer service and
 selling skills
-----------------------------------------------------------------------------------------------------------
COMPANY CULTURE:            Day 1          Ops. and                   4.0                      Note 1
 welcome, safety and                       Training Manuals
 marketing                                 and Videos
-----------------------------------------------------------------------------------------------------------
Proficiency Test            Day 5          Ops. and                     2                      Note 1
                                           Training Manuals
                                           and Videos
===========================================================================================================

/1/ Terri Earls, our Training Manager, will supervise training. Terri has 9 years of experience in human resource management and training. Cookie System Facility employees also will provide training in the areas in which they have experience.
__________

          You (or your managing owner) and/or previously trained and experienced managers must attend any periodic refresher training courses that we provide and pay the applicable fees (see Item

6) and travel and living expenses. You also must pay us for training new managers hired after the Facility opens.

                                    Item 12
                                    -------

                                   TERRITORY

     You will operate the Facility at a specific location that we first must approve. This is the only right we give you. You do not have any exclusive or protected area around the Facility, any other territorial rights, any options or rights of first refusal to acquire more licenses for Cookie System Facilities (except as noted below) or any similar rights or protection. You may not operate the Facility from another location without our written approval. Under the License Agreement, you generally may sell authorized and approved products and services only over-the-counter at your location and may not have any mail order, delivery or other activities where you sell or deliver products or services away from your location. However, if we and you sign the Addendum to License Agreement for Delivery Services, you may sell and deliver Products produced at your Facility away from the Facility's physical premises and within a limited geographic area.

     Because you have no territorial or similar rights, we (and our affiliates, if any) may do whatever we want whenever and wherever we want. For example, we may establish and allow other licensees to establish Cookie System Facilities at any location and on any terms and conditions we feel appropriate, including in other spaces and at other locations within your Facility's shopping mall or center. However, if we decide during the term of your License Agreement to establish or allow another licensee to establish a Cookie System Facility within your Facility's shopping mall or center, we first will notify you of our desire to do so. If you (and your owners) are fully complying with the License Agreement, you will have a right of first refusal to acquire a license for that Cookie System Facility on the terms of our then current license agreement. To exercise this right, you have 30 calendar days after we notify you of our plans to tell us that you want to acquire a license for that Cookie System Facility and to pay us a nonrefundable $10,000 deposit (which we will apply toward the initial license fee due for that Facility). If you do not exercise your right of first refusal, or you (or your owners) are not fully complying with the License Agreement, or you choose not to acquire a license for the Cookie System Facility after paying us the $10,000 nonrefundable deposit, we may establish or allow another licensee to establish a Cookie System Facility within your shopping mall or center on any terms and conditions we feel appropriate.

     We also may sell identical, similar or dissimilar products and services, whether identified by the Marks or other trademarks or service marks, through any distribution channels we feel appropriate, wherever located or operating.
In addition, as discussed in Item 1, we or one of our affiliates may acquire or actively seek to acquire businesses or franchise systems that are your competitors and such competitors may have locations near your Facility, including locations within the same shopping mall. These activities may compete with you.

     One of our affiliates, MFOCI, specifically reserves the rights described in this paragraph. As set forth in Item 1 above, MFOCI currently owns and operates Hot Sam Pretzel and Bakery Stores, and grants licenses and franchises for the operation of and/or owns and operates Mrs.

Fields Cookie Stores and Original Cookie Company Stores. In addition, MFOCI retains the right to do the following: (1) sell and franchise and license others to sell Hot Sam products and other items and services offered by Hot Sam Pretzel Bakery Stores under the Hot Sam trademarks and other trademarks and service marks through Hot Sam Pretzel Bakery Stores on any terms and conditions and at any location that MFOCI deems appropriate; (2) sell and license and franchise others to sell any other products or services under the Hot Sam trademarks; (3) own, operate and grant others the right to own or operate Hot Sam Pretzel Bakery Stores or other baked goods and snack food businesses at the locations and on the terms and conditions as MFOCI, in its sole discretion, deems appropriate;
(4) sell and franchise and license others to sell Mrs. Fields products and other items and services offered by Mrs. Fields Retail Outlets under the Mrs. Fields trademarks and other trademarks and service marks through Mrs. Fields Retail Outlets on any terms and conditions and at any location that MFOCI deems appropriate; (5) sell and license and franchise others to sell any other products or services under the Mrs. Fields trademarks (including items such as refrigerated ready-to-bake cookie dough sold through various retail outlets); and (6) own, operate and grant others the right to own or operate Mrs. Fields Cookie Stores, or other dessert and snack food businesses at the locations and on the terms and conditions as MFOCI, in its sole discretion, deems appropriate. These activities may compete with you.

     Similarly, another one of our affiliates, PTI, specifically reserves the rights described in this paragraph. As set forth in Item 1 above, PTI currently grants licenses and franchises for the operation of Pretzel Time Stores. In addition, PTI, specifically retains the right to do the following: (1) sell and franchise and license others to sell Pretzel Time products and other items and services offered by Pretzel Time Stores under the Pretzel Time trademarks and other trademarks and service marks through Pretzel Time Stores on any terms and conditions and at any location that PTI deems appropriate; (2) sell and license and franchise others to sell any other products or services under the PTI trademarks (including items such as refrigerated ready-to-bake cookie dough sold through various retail outlets); and (3) own, operate and grant others the right to own or operate Pretzel Time Stores or other dessert and snack food businesses at the locations and on the terms and conditions as PTI in its sole discretion, deems appropriate. These activities may compete with you.

     In addition, Pretzelmaker and Pretzelmaker-Canada grant geographic areas around each Pretzelmaker Store (usually limited to the shopping mall in which the Store is located) within which they will not, except in certain circumstances relating to alternative distribution licensees, establish and operate or franchise others to establish and operate Pretzelmaker Stores. Subject to the preceding sentence, our affiliates, Pretzelmaker and Pretzelmaker-Canada, specifically retain the right to do the following: (1) sell and franchise and license others to sell Pretzelmaker products and other items and services offered by Pretzelmaker Stores under the Pretzelmaker trademarks and other trademarks and service marks through Pretzelmaker Stores on any terms and conditions and at any location that Pretzelmaker or Pretzelmaker-Canada deems appropriate; (2) sell and license and franchise others to sell any other products or services under the Pretzelmaker trademarks (including items such as refrigerated ready-to-bake dough sold through various retail outlets); and (3) own, operate and grant others the right to own or operate Pretzelmaker Stores or other dessert and snack food businesses at the locations and on the terms and conditions as Pretzelmaker or Pretzelmaker-Canada in its sole discretion, deems appropriate. These activities may compete with you.

     We periodically might allow you to sell some or all of the products that you produce at the Facility from one or more Non-Baking Facilities. You may do so only with our written approval and only in the manner we specify. You must sign our "Addendum to License Agreement for Non-Baking Facilities" (Exhibit C) (the "Addendum"). You may not operate any Non-Baking Facility unless it is specifically identified in the Addendum and operated exclusively in the shopping mall or center. Your right to operate Non-Baking Facilities, however, always will be subject to the primary landlord's consent and any conditions it imposes. If the landlord withdraws its consent, you must stop operating the Non-Baking Facility immediately.

     Except as provided in the Addendum, the License Agreement controls your operation of Non-Baking Facilities. You may not begin operating a Non-Baking Facility until we notify you in writing that it meets our standards and specifications. We may terminate the Addendum if we decide to establish or allow you or others to establish other Cookie System Facilities within your shopping mall or center. (See Item 17)

                                      28A

                                    Item 13
                                    -------

                                   TRADEMARKS

You may use our Marks in operating the Facility.  Our principal Marks are:

======================================================================================================
                                                                               Affidavits of Use and
                                     Registration                                (where applicable)
         Mark                           Number                 Date Issued     Incontestability Filed?
------------------------------------------------------------------------------------------------------
"Great American Cookie                 1,657,698                  09/17/91             N/A
 Co. & Design(R)"
------------------------------------------------------------------------------------------------------
"GREAT AMERICAN                        74/574483                  09/16/94             N/A
 COOKIES"                             (Serial No.)              (Date filed)
------------------------------------------------------------------------------------------------------
"Great American Cookie                    N/A                       N/A                N/A
 Company" and Design
======================================================================================================

All of these Marks cover retail cookie store services. The first Mark is registered on the Principal Register of the United States Patent and Trademark Office (PTO). The Mark is not yet due for renewal. We have filed an application to register the second Mark on the Principal Register based on actual use. We have not yet filed any papers for the third Mark. By not having a Principal Register federal registration for the second and third Marks, we do not have certain presumptive legal rights granted by a registration.

  You must follow our rules when you use the Marks. You may not use any Mark as part of your corporate or legal business name or with modifying words, terms, designs or symbols (except for those we license to you). You may not use any Mark in selling unauthorized products or services or in any other way we have not expressly authorized in writing.

  There are no currently effective material determinations of the PTO, the Trademark Trial and Appeal Board, the trademark administrator of any state or any court, and no pending infringement, opposition or cancellation proceedings or material litigation, involving the principal Marks. No agreements limit our right to use or license the Marks in a manner material to the license.

  You must notify us immediately of any apparent infringement or challenge to your use of any Mark, or of any claim by any person of any rights in any Mark, and you may not communicate with any person other than us and our attorneys, and your attorneys, in any infringement, challenge or claim. We may take the action we feel is best (or no action if we feel none is necessary) and control exclusively any litigation, PTO proceeding or any other administrative proceeding from the infringement, challenge or claim or otherwise concerning any Mark. You must sign any documents and take any action that, in the opinion of our attorneys, are necessary or advisable to protect and maintain our interests in any litigation or PTO or other proceeding or otherwise to protect and maintain our interests in the Marks.

  We will reimburse you for all damages and costs you incur in any proceeding disputing your right to use the Marks if you have timely notified us of the claim or proceeding and complied with the License Agreement. We may defend and control the defense of any proceeding concerning your use of any Mark.

  If it becomes advisable at any time in our sole discretion for us and/or you to modify or discontinue using any Mark and/or use one or more additional or substitute trade or service marks, you must comply with our directions within a reasonable time after receiving notice. We will reimburse you for your reasonable direct expenses of changing your Facility's signs. However, we need not reimburse you for any loss of revenue due to any modified or discontinued Mark or for your expenses in promoting a modified or substitute trademark or service mark.

  We do not actually know of either superior prior rights or infringing uses that could materially affect your use of our principal Marks in any state.

                                    Item 14
                                    -------

                PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

  There are no patents material to the license.

  We claim copyrights in our License Agreement forms, Operations Manuals, bulletins, memoranda, charts, advisories, cookie designs, promotional and advertising materials, plans and specifications for Cookie System Facilities, and similar items used in operating the Facility. We have not registered these copyrights with the United States Registrar of Copyrights. You may use these items only in the way we specify and only while operating your Facility.

  There currently are no effective determinations of the Copyright Office (Library of Congress) or any court regarding any of the copyrighted materials. There are no agreements currently in effect which significantly limit our right to use or allow others to use the copyrighted materials. We do not actually know of any infringing uses which could materially affect your use of the copyrighted materials in any state. We need not protect or defend copyrights, although we intend to do so when this action is in the best interests of our system.

  Our Operations Manuals and other materials contain our confidential information. This information includes site selection criteria; recipes; methods, formats, specifications, standards, systems, procedures, sales and marketing techniques, knowledge and experience in developing and operating Cookie System Facilities; marketing and advertising programs for Cookie System Facilities; knowledge of specifications for and suppliers of certain fixtures, furniture, furnishings, equipment, products, materials and supplies; and knowledge of the operating results and financial performance of Cookie System Facilities other than your Facility.

     You must promptly disclose to us all ideas, concepts, techniques or materials concerning a Cookie System Facility, whether or not protectable intellectual property and whether created by or for you or your owners. These will be our exclusive property and part of the system and works made-for-hire for us. You and your owners must sign any documents we request to show our ownership of, or to help us obtain intellectual property rights in, these ideas, concepts, techniques or materials.

     You may not use our confidential information in an unauthorized manner and must take reasonable steps to prevent its disclosure to others.

                                    Item 15
                                    -------

                    OBLIGATION TO PARTICIPATE IN THE ACTUAL
                      OPERATION OF THE FRANCHISE BUSINESS

     You must at all times faithfully, honestly and diligently perform your obligations under the License Agreement, continuously exert your best efforts to promote and enhance the Facility and not engage in any other business or activity that conflicts with your obligations to operate the Facility properly. System Standards may regulate staffing levels and management, communicating the identities of Facility personnel and employee qualifications, training, dress and appearance (although you alone are responsible for selecting and promoting your employees, the hours they work, their rates of pay and other benefits, the work assigned to them and their working conditions). Although we recommend it, you (or your managing owner) need not participate personally in the Facility's direct operation. In that case, however, you must hire someone who will manage the Facility's day-to-day operations on site. You (or your managing owner) and your managerial employee must complete initial training satisfactorily. You must replace your managerial employee if he or she is not qualified to hold this position. The managerial employee need not have an equity interest in the Facility but must agree in writing to preserve any confidential information to which he or she has access and not to compete with Cookie System Facilities. Your managing owner must have at least a 25% ownership interest in your profits, losses and assets.

     If you are a corporation, limited liability company or partnership, your owners must personally guarantee your obligations under the License Agreement and also agree to be personally bound by, and personally liable for the breach of, every provision of the License Agreement, both monetary and non-monetary obligations, including the confidentiality and non-compete obligations. This "Guaranty and Assumption of Obligations" is part of the License Agreement. If we, in a given case, do not require one of your owners to sign the Guaranty, that owner still must agree to comply with all of the non-monetary obligations in the License Agreement as if he or she were the licensee, including the confidentiality and non-compete obligations. Your officers and directors also must comply with this requirement. Our standard "Principal's Agreement" is Exhibit H.

                                    Item 16
                                    -------

               RESTRICTIONS ON WHAT THE FRANCHISE OWNER MAY SELL

     You must offer all products and services that we periodically require for Cookie System Facilities. You may not offer any products or services that we have not authorized. (See Item 8) Our System Standards may regulate required or authorized products and services, product and service categories and product inventory requirements. We periodically may change required and/or authorized products and services and product and service categories. There are no limits on our right to do so.

     You need not invest additional capital in the Facility during the first 2 years of the term of your License Agreement unless your lease or applicable laws require you to do so. You need not spend $10,000 or more on capital modifications during the last 2 years of the Agreement's term unless we then agree to grant you a successor license when the Agreement expires. Lastly, you need not spend $25,000 or more on capital modifications during any 3 year period (except for the last 2 years, during which there are no limits). Subject to these limitations, we will give you 60 days to comply with capital modifications that will cost up to $5,000, 120 days to comply with capital modifications that will cost between $5,000 and $10,000, and 180 days to comply with capital modifications that will cost over $10,000. (See Item 12 for certain territorial, customer and operating restrictions).

                                    Item 17
                                    -------

             RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

     This table lists certain important provisions of the license and related agreements. You should read these provisions in the agreements attached to this offering circular.

================================================================================================
Provision                            Section in License                    Summary
                                          Agreement
------------------------------------------------------------------------------------------------
(a)  Term of the franchise         Section 1.D. (and          Equal to current term of lease or
                                   Section 1 of Sublease)     sublease for premises
------------------------------------------------------------------------------------------------
(b)  Renewal or extension of       Section 12                 If you are in good standing, you
     the term                                                 may acquire a successor license on
                                                              our then current terms
------------------------------------------------------------------------------------------------
(c)  Requirements for you to       Section 12                 Maintain possession of premises or
     renew or extend                                          find acceptable substitute
                                                              premises, remodel Facility under
                                                              our then current standards, sign
                                                              new agreement and other documents
                                                              and pay fee
================================================================================================

================================================================================================
     Provision                     Section in License                    Summary
                                   Agreement
------------------------------------------------------------------------------------------------
(d)  Termination by you            Section 13.A.             If we breach Agreement and do not
                                                             cure default after notice from you
------------------------------------------------------------------------------------------------
(e)  Termination by us without     None                      We may not terminate you without
     cause                                                   cause
------------------------------------------------------------------------------------------------
(f)  Termination by us with        Section 13.B. (also       We may terminate only if you or
     cause                         Delivery Addendum and     your owners commit one of several
                                   Section 7.1 of Sublease)  violations
------------------------------------------------------------------------------------------------
(g)  "Cause" defined - defaults    Section 13.B. (and        You have 3 days to cure health,
     which can be cured            Section 7.1 of Sublease)  safety or sanitation law
                                                             violations, 7 days to cure
                                                             monetary defaults and 30 days to
                                                             cure operational defaults and
                                                             other defaults not listed in (h)
                                                             below; you generally have 5 days
                                                             to cure defaults under Sublease
================================================================================================

                                      33

===============================================================================================
         Provision                      Section in License                Summary
                                        Agreement
-----------------------------------------------------------------------------------------------
(h)  "Cause" defined - defaults         Section 13.B.        Non-curable defaults include
     which cannot be cured                                   failure to complete training,
                                                             interference with our completion
                                                             of Facility's development, failure
                                                             to open Facility by earlier of
                                                             date in lease or 365 calendar days
                                                             after Agreement signed, failure to
                                                             operate Facility every day,
                                                             unapproved transfers, material
                                                             misrepresentations or omissions,
                                                             conviction of a felony, failure to
                                                             maintain insurance, interference
                                                             with our inspection rights, any
                                                             judgments, executions or liens
                                                             against the Facility remain
                                                             unsatisfied and unbonded of record
                                                             for more than 15 days, failure to
                                                             transfer on death or disability,
                                                             we send notice of termination
                                                             under another license agreement
                                                             with you for failure to pay monies
                                                             owed, dishonest or unethical
                                                             conduct, uncured or uncurable
                                                             default under lease, unauthorized
                                                             use or disclosure of the
                                                             Operations Manual or confidential
                                                             information, failure to pay taxes,
                                                             failure to comply with System
                                                             Standard modifications within
                                                             required time period, understating
                                                             Facility's Gross Sales by more
                                                             than 4%, repeated defaults (even
                                                             if cured), an assignment for the
                                                             benefit of creditors and an
                                                             appointment of a trustee or
                                                             receiver
-----------------------------------------------------------------------------------------------
(i)  Your obligations on                Section 14           Obligations include payment of
     termination/nonrenewal                                  outstanding amounts, complete
                                                             deidentification and return of
                                                             confidential information (also see
                                                             (o) and (r) below)
===============================================================================================

=================================================================================================
        Provision                     Section in License               Summary
                                      Agreement
-------------------------------------------------------------------------------------------------
(j)  Assignment of contract by        Section 11.A.           No restriction on our right to
     us                                                       assign
-------------------------------------------------------------------------------------------------
(k)  "Transfer" by you                Section 12.B. (and      Includes transfer of License
     -definition                      Section 4 of Sublease)  Agreement and Facility's assets
                                                              and ownership change
-------------------------------------------------------------------------------------------------
(l)  Our approval of transfer         Section 11.C. (and      We must approve all transfers; no
     by you                           Section 4 of Sublease)  transfer without our written
                                                              consent
-------------------------------------------------------------------------------------------------
(m)  Conditions for our               Section 11.C.           New licensee qualifies, you pay us
     approval of transfer                                     all amounts due and submit all
                                                              reports, you have not defaulted
                                                              during previous 90 days, new
                                                              licensee (and its owners and
                                                              affiliates) do not engage in a
                                                              competitive business, lease
                                                              transferred, transferee assumes
                                                              your Agreement, training and
                                                              transfer fees paid, we approve
                                                              purchase price, you subordinate
                                                              amounts due to you, you
                                                              deidentify, you remain liable
                                                              under Agreement during remaining
                                                              term and you sign other documents
                                                              we require (also see (r) below)
-------------------------------------------------------------------------------------------------
(n)  Our right of first refusal       Section 11.G.           We may match any offer for your
     to acquire your business                                 Facility or an ownership interest
                                                              in you
-------------------------------------------------------------------------------------------------
(o)  Our option to purchase           Section 14.E.           We may buy the Facility at fair
     your business                                            market value after the Agreement
                                                              terminates or expires (without
                                                              renewal)
-------------------------------------------------------------------------------------------------
(p)  Your death or disability         Section 11.E.           Assignment of license or ownership
                                                              interest in you to approved party
                                                              within 12 months; we may manage
                                                              Facility if qualified manager not
                                                              present
=================================================================================================


================================================================================================
    Provision                            Section in License             Summary
                                         Agreement
------------------------------------------------------------------------------------------------
(q) Non-competition covenants            Section  7          No diverting business and no
    during the term of the                                   controlling ownership interest in,
    franchise                                                or performing services for,
                                                             competitive business anywhere; no
                                                             interference with our or a
                                                             licensee's employees
------------------------------------------------------------------------------------------------
(r) Non-competition covenants            Section 14.D.       No direct or indirect ownership
    after the franchise is                                   interest in, or performing
    terminated or expires                                    services for, competing business
                                                             for 1 year at Facility's premises
                                                             or within 5 miles of premises
                                                             (same restrictions apply after
                                                             transfer but for 2 years)
------------------------------------------------------------------------------------------------
(s) Modification of the                  Section 16.I.       No modifications generally but we
    agreement                                                may change Operations Manual and
                                                             System Standards
------------------------------------------------------------------------------------------------
(t) Integration/merger clause            Section 16.K.       Only the terms of the License
                                                             Agreement (including the
                                                             Operations Manual) and other
                                                             documents you sign with us are
                                                             binding (subject to state law).
                                                             Any other promises might not be
                                                             enforceable
------------------------------------------------------------------------------------------------
(u) Dispute resolution by                None                Our Agreement does not include
    arbitration or mediation                                 this type of provision
------------------------------------------------------------------------------------------------
(v) Choice of forum                      Section 16.G.       Litigation generally must be in
                                                             Georgia (subject to state law)
------------------------------------------------------------------------------------------------
(w) Choice of law                        Section 16.F.       Except for federal law and state
                                                             non-competition law, Georgia law
                                                             applies
================================================================================================

     These states have statutes that may supersede the license agreement in your relationship with the licensor, including the areas of termination and renewal of your license: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.],
                                                               -- ----
DELAWARE [Code Sections 2551-2556], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [815 ILCS 705/19, 20], INDIANA [Stat. Sections 23-2-2.5-1 and 23-2-2.7], IOWA
[Code Sections 523H.1-523H.17], MICHIGAN [Stat. Section 19.854(27)], MINNESOTA [Stat. Section 80C.14], MISSISSIPPI [Code Section 75-24-

51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code Section 19.100.180],
WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions that may supersede the license agreement in your relationship with the licensor, including the areas of termination and renewal of your license.

                                    Item 18
                                    -------

                                 PUBLIC FIGURES

     We do not use any public figure to promote our license.

                                    Item 19
                                    -------

                                EARNINGS CLAIMS

     Except for the actual operating results of an existing Cookie System Facility that we sell you, we do not furnish or authorize our salespersons to furnish any oral or written information concerning the actual or potential sales, costs, income or profits of a Cookie System Facility. Actual results vary from unit to unit, and we cannot estimate the results of any particular license.

                                    Item 20
                                    -------
                                LIST OF OUTLETS
                                       @@
                             SYSTEMWIDE FRANCHISED
                            FACILITY STATUS SUMMARY
                     FOR YEARS ENDING 1998/1997/1996/1/

====================================================================================================================================
    State         Transfers     Canceled Or        Not          Reacquired          Left The        Total From Left    Franchises
                                Terminated       Renewed       By Franchisor      System Other        Columns/2/      Operating At
                                                                                                                        Year End
------------------------------------------------------------------------------------------------------------------------------------
Alabama             0/0/0        0/0/0            0/0/0           0/0/0               0/0/0               0/1/0         12/14/13
------------------------------------------------------------------------------------------------------------------------------------
Arizona             0/0/0        1/0/0            0/0/0           0/0/0               0/0/0               1/0/0            2/4/4
------------------------------------------------------------------------------------------------------------------------------------
Arkansas            0/0/0        0/0/0            0/0/0           0/0/0               0/0/0               0/0/0            3/3/3
------------------------------------------------------------------------------------------------------------------------------------
California          0/0/0        0/1/0            0/0/0           0/0/0               0/0/0               0/1/0            1/1/2
------------------------------------------------------------------------------------------------------------------------------------
Colorado            3/0/0        1/0/0            0/0/1           0/0/0               0/0/0               4/0/1            3/4/4
------------------------------------------------------------------------------------------------------------------------------------
Connecticut         0/0/0        0/1/0            0/0/0           0/0/0               0/0/0               0/1/0            0/0/1
------------------------------------------------------------------------------------------------------------------------------------
Florida             1/1/1        0/7/0            0/0/2           0/4/0               0/0/0              1/12/3         22/25/28
------------------------------------------------------------------------------------------------------------------------------------
Georgia             0/0/0        0/0/0            0/0/0           0/0/0               0/0/0               0/0/0          10/10/8
------------------------------------------------------------------------------------------------------------------------------------
Illinois            1/0/0        1/1/0            0/0/0           0/0/0               0/0/0               2/1/0            8/9/8
------------------------------------------------------------------------------------------------------------------------------------
Indiana             0/0/0        0/0/0            0/0/0           0/0/0               0/0/0               0/0/0            5/5/2
------------------------------------------------------------------------------------------------------------------------------------
Iowa                0/0/0        0/0/0            0/0/0           0/0/0               0/0/0               0/0/0            9/2/2
------------------------------------------------------------------------------------------------------------------------------------
Kansas              0/0/0        0/0/0            0/0/0           0/0/0               0/0/0               0/0/0            1/1/1
------------------------------------------------------------------------------------------------------------------------------------

/1/ Note: The numbers are as of our fiscal years ending June 28, 1998, June 29, 1997 and June 30, 1996.

/2/ The numbers in the "Total" column may exceed the number of outlets affected because several events may have affected the same outlet. For example, the same outlet might have had multiple owners, or we might have reacquired a terminated outlet.

====================================================================================================================================
    State                 Transfers       Canceled Or       Not         Reacquired     Left The                       Franchises
                                          Terminated      Renewed      By Franchisor  System Other   Total From Left  Operating At
                                                                                                       Columns/2/       Year End
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                    0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0          6/6/6
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                   0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0       13/13/13
------------------------------------------------------------------------------------------------------------------------------------
Maryland                    0/1/1           0/1/1          0/0/0           0/0/1          0/0/0           0/2/3          3/3/3
------------------------------------------------------------------------------------------------------------------------------------
Michigan                    0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0          1/1/1
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                   0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0          3/1/1
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                 0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0          3/2/2
------------------------------------------------------------------------------------------------------------------------------------
Missouri                    0/1/0           0/0/0          0/0/0           0/0/0          0/0/0           0/1/0          7/7/6
------------------------------------------------------------------------------------------------------------------------------------
Nevada                      0/0/0           0/0/0          0/0/1           0/0/0          0/0/0           0/0/1          3/3/2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                  0/2/0           2/0/0          0/0/0           0/0/0          0/0/0           2/2/0          6/8/7
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                  0/0/0           0/1/0          0/0/0           0/1/0          0/0/0           0/2/0          1/1/1
------------------------------------------------------------------------------------------------------------------------------------
New York                    1/0/0           1/0/2          0/0/0           0/0/1          0/0/0           2/0/3          7/7/7
------------------------------------------------------------------------------------------------------------------------------------
North Carolina              0/2/0           0/1/0          0/0/0           0/0/0          0/0/0           0/5/0       18/19/18
------------------------------------------------------------------------------------------------------------------------------------
Ohio                        0/0/0           0/0/1          0/0/0           0/0/1          0/0/0           0/0/2          4/4/4
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                    0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0          5/7/7
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                1/1/0           0/1/1          0/0/0           0/1/0          0/0/0           1/3/1          5/5/6
------------------------------------------------------------------------------------------------------------------------------------
South Carolina              0/0/1           0/2/0          0/0/0           0/2/0          0/0/0           0/4/1         8/8/10
------------------------------------------------------------------------------------------------------------------------------------
South Dakota                0/0/0           0/0/0          0/0/0           0/0/0          0/0/0           0/0/0          1/0/0
====================================================================================================================================

/1/ Note: The numbers are as of our fiscal years ending June 28, 1998, June 29, 1997 and June 30, 1996.

/2/ The numbers in the "Total" column may exceed the number of outlets affected because several events may have affected the same outlet. For example, the same outlet might have had multiple owners, or we might have reacquired a terminated outlet.


====================================================================================================================================
          State         Transfers       Canceled Or         Not        Reacquired     Left The                         Franchises
                                        Terminated        Renewed    By Franchisor   System Other   Total From Left   Operating At
                                                                                                      Columns/2/         Year End
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                   1/0/0           1/0/0          0/0/2          0/0/0          0/0/0          2/0/2          13/16/15
------------------------------------------------------------------------------------------------------------------------------------
Texas                       0/1/2           0/0/0          0/0/0          0/0/0          0/0/0          0/1/2          47/54/51
------------------------------------------------------------------------------------------------------------------------------------
Virginia                    0/0/0           0/0/2          0/0/0          0/0/0          0/0/0          0/0/2             7/7/7
------------------------------------------------------------------------------------------------------------------------------------
West Virginia               0/0/0           0/0/0          0/0/0          0/0/0          0/0/0          0/0/0             5/3/3
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                   0/0/0           0/0/0          0/0/0          0/0/0          0/0/0          0/0/0             3/3/2
------------------------------------------------------------------------------------------------------------------------------------
Guam                        0/0/0           0/0/0          0/0/0          0/0/0          0/0/0          0/0/0             2/2/2
------------------------------------------------------------------------------------------------------------------------------------
Totals                     8/30/5          7/15/7          0/0/6          0/8/3          0/0/0       15/56/21       247/258/250
====================================================================================================================================
@@

As noted further below in this Item 20 and in Item 1 and Exhibit I of this offering circular, concurrent with MFOCI's acquisition of Cookies USA on August 24, 1998, we reacquired 29 licensed Cookie System Facilities which we now operate for our own account, and MFOCI acquired 8 licensed Cookie System Facilities which it now operates as our licensee.
@@

/1/ Note: The numbers are as of our fiscal years ending June 28, 1998, June 29, 1997 and June 30, 1996.

/2/ The numbers in the "Total" column may exceed the number of outlets affected because several events may have affected the same outlet. For example, the same outlet might have had multiple owners, or we might have reacquired a terminated outlet.

                       STATUS OF COMPANY OWNED FACILITIES
                      FOR YEARS ENDING 1998/1997/1996/(1)/

============================================================================================================
      State                      Facilities Closed         Facilities Opened      Total Facilities Operating
                                  During Year/2/             During Year                At Year End
------------------------------------------------------------------------------------------------------------
Arkansas                               0/0/0                    0/0/0                         1/1/1
------------------------------------------------------------------------------------------------------------
California                             0/3/4                    0/0/0                         1/1/4
------------------------------------------------------------------------------------------------------------
Florida                                1/2/0                    1/4/0                         2/2/0
------------------------------------------------------------------------------------------------------------
Georgia                                1/2/3                    0/1/0                      15/19/20
------------------------------------------------------------------------------------------------------------
Illinois                               0/1/1                    0/0/0                         1/1/2
------------------------------------------------------------------------------------------------------------
Indiana                                1/3/0                    0/0/1                         1/2/5
------------------------------------------------------------------------------------------------------------
Iowa                                   7/0/0                    0/0/1                         0/7/7
------------------------------------------------------------------------------------------------------------
Kansas                                 0/0/0                    0/0/0                         4/4/4
------------------------------------------------------------------------------------------------------------
Kentucky                               0/0/0                    0/0/0                         1/1/1
------------------------------------------------------------------------------------------------------------
Louisiana                              0/0/1                    0/0/0                         2/3/3
------------------------------------------------------------------------------------------------------------
Maryland                               0/1/0                    0/0/1                         1/1/2
------------------------------------------------------------------------------------------------------------
Massachusetts                          0/3/1                    0/0/0                         1/1/4
------------------------------------------------------------------------------------------------------------
Michigan                               0/0/0                    0/0/1                         6/6/6
------------------------------------------------------------------------------------------------------------
Minnesota                              2/0/1                    0/0/0                         1/3/3
------------------------------------------------------------------------------------------------------------
Mississippi                            0/1/0                    0/0/0                         0/0/1
------------------------------------------------------------------------------------------------------------
Missouri                               0/2/0                    0/0/0                         4/4/6
------------------------------------------------------------------------------------------------------------
New Hampshire                          0/0/0                    0/0/0                         1/1/1
------------------------------------------------------------------------------------------------------------
New Jersey                             0/1/2                    0/1/0                         1/1/2
------------------------------------------------------------------------------------------------------------
New Mexico                             0/0/0                    0/1/0                         1/1/0
------------------------------------------------------------------------------------------------------------
New York                               1/1/1                    0/0/2                         4/6/7
------------------------------------------------------------------------------------------------------------
North Carolina                         0/1/0                    0/0/0                         0/0/1
------------------------------------------------------------------------------------------------------------
North Dakota                           0/0/0                    0/0/0                         1/1/1
------------------------------------------------------------------------------------------------------------
Ohio                                   0/1/1                    0/0/2                         7/7/8
------------------------------------------------------------------------------------------------------------
Oklahoma                               0/0/0                    0/0/0                         2/2/2
------------------------------------------------------------------------------------------------------------
Oregon                                 0/0/0                    0/0/0                         1/1/1
------------------------------------------------------------------------------------------------------------
Pennsylvania                           0/0/1                    0/1/0                         4/4/3
------------------------------------------------------------------------------------------------------------
South Carolina                         0/0/0                    0/2/0                         3/3/1
------------------------------------------------------------------------------------------------------------
South Dakota                           1/0/0                    0/0/0                         0/1/1
============================================================================================================

                                      41

==============================================================================================================
   State                       Facilities Closed          Facilities Opened      Total Facilities Operating
                                 During Year/2/             During Year                At Year End
--------------------------------------------------------------------------------------------------------------
Tennessee                              0/0/0                    0/0/0                         1/1/1
--------------------------------------------------------------------------------------------------------------
Texas                                  0/1/0                    0/0/1                         1/1/2
--------------------------------------------------------------------------------------------------------------
Virginia                               1/0/1                    0/0/1                         7/8/8
--------------------------------------------------------------------------------------------------------------
Washington                             0/0/1                    0/0/1                         1/1/1
--------------------------------------------------------------------------------------------------------------
West Virginia                          2/0/0                    0/0/0                         0/2/2
--------------------------------------------------------------------------------------------------------------
Wisconsin                              0/0/2                    0/0/0                         0/0/0
--------------------------------------------------------------------------------------------------------------
     Totals                         17/23/20                   1/9/11                     76/97/111
==============================================================================================================
@@

/1/ The numbers are as of our fiscal years ending June 28, 1998, June 29, 1997 and June 30, 1996.


/2/ This chart includes the Cookie System Facilities that we and some of the individuals identified in Item 2 currently own and operate and/or have owned and operated. The "Facilities Closed" column includes Cookie System Facilities that we no longer operate because we sold them to licensees.

    Concurrent with MFOCI's acquisition of Cookies USA on August 24, 1998,
MFOCI acquired 29 Cookie System Facilities through the acquisition of all of the stock of 2 corporate Cookie System Facility licensees. Immediately thereafter, MFOCI merged the 2 Cookie System Facility licensees with and into us. We now operate these 29 Cookie System Facilities for our own account. (See Exhibit I for more information on these Cookie System Facilities) Concurrent with MFOCI's acquisition of Cookies USA, MFOCI also acquired 8 additional Cookie System Facilities through the acquisition of all of the assets of 6 corporate Cookie System Facility licensees all owned by the same entity. Since the acquisition, MFOCI has operated these 8 Cookie System Facilities as our licensee. (See
Exhibit I for more information on these Cookie System Facilities)
@@

                         PROJECTED SYSTEMWIDE OPENINGS
                              AS OF JUNE 28, 1998


============================================================================================
        State           License                  Projected New                Projected
                       Agreements                  Franchised               Company Owned
                       Signed But              Facilities In The          Facility Openings
                   Facilities Not Open          Next Fiscal Year          In The Next Fiscal
                                                                                 Year
============================================================================================
Alabama                     0                           1                          0
--------------------------------------------------------------------------------------------
Alaska                      0                           0                          0
--------------------------------------------------------------------------------------------
Arizona                     0                           0                          0
--------------------------------------------------------------------------------------------
Arkansas                    0                           0                          0
--------------------------------------------------------------------------------------------
California                  0                           0                          0
--------------------------------------------------------------------------------------------
Colorado                    0                           1                          0
--------------------------------------------------------------------------------------------
Connecticut                 0                           0                          0
--------------------------------------------------------------------------------------------
Delaware                    0                           0                          0
--------------------------------------------------------------------------------------------
Florida                     1                           2                          0
--------------------------------------------------------------------------------------------
Georgia                     0                           2                          2
--------------------------------------------------------------------------------------------
Hawaii                      0                           0                          0
--------------------------------------------------------------------------------------------
Idaho                       0                           0                          0
--------------------------------------------------------------------------------------------
Illinois                    0                           0                          0
--------------------------------------------------------------------------------------------
Indiana                     0                           0                          0
--------------------------------------------------------------------------------------------
Iowa                        0                           1                          0
--------------------------------------------------------------------------------------------
Kansas                      0                           0                          0
--------------------------------------------------------------------------------------------
Kentucky                    0                           0                          0
--------------------------------------------------------------------------------------------
Louisiana                   0                           0                          1
--------------------------------------------------------------------------------------------
Maine                       0                           0                          0
--------------------------------------------------------------------------------------------
Maryland                    0                           0                          0
--------------------------------------------------------------------------------------------
Massachusetts               0                           0                          0
--------------------------------------------------------------------------------------------
Michigan                    0                           0                          0
--------------------------------------------------------------------------------------------
Minnesota                   0                           0                          0
--------------------------------------------------------------------------------------------
Mississippi                 0                           0                          0
--------------------------------------------------------------------------------------------
Missouri                    0                           1                          0
--------------------------------------------------------------------------------------------
Montana                     0                           0                          0
--------------------------------------------------------------------------------------------
Nebraska                    0                           0                          0
--------------------------------------------------------------------------------------------
Nevada                      0                           0                          0
--------------------------------------------------------------------------------------------
New Hampshire               0                           0                          0
--------------------------------------------------------------------------------------------
New Jersey                  0                           0                          0
--------------------------------------------------------------------------------------------
New Mexico                  0                           0                          0
--------------------------------------------------------------------------------------------
New York                    0                           0                          0
--------------------------------------------------------------------------------------------
North Carolina              0                           1                          0
--------------------------------------------------------------------------------------------
North Dakota                0                           0                          0
--------------------------------------------------------------------------------------------
Ohio                        0                           1                          0
--------------------------------------------------------------------------------------------
Oklahoma                    0                           0                          0
--------------------------------------------------------------------------------------------
Oregon                      0                           0                          0
--------------------------------------------------------------------------------------------
Pennsylvania                0                           1                          0
============================================================================================

==========================================================================================
Rhode Island                               0                      0                   0
------------------------------------------------------------------------------------------
South Carolina                             0                      0                   0
------------------------------------------------------------------------------------------
South Dakota                               0                      0                   0
------------------------------------------------------------------------------------------
Tennessee                                  0                      0                   0
------------------------------------------------------------------------------------------
Texas                                      0                      3                   0
------------------------------------------------------------------------------------------
Utah                                       0                      0                   0
------------------------------------------------------------------------------------------
Vermont                                    0                      0                   0
------------------------------------------------------------------------------------------
Virginia                                   0                      1                   0
------------------------------------------------------------------------------------------
Washington                                 0                      0                   0
------------------------------------------------------------------------------------------
West Virginia                              0                      0                   0
------------------------------------------------------------------------------------------
Wisconsin                                  0                      1                   0
------------------------------------------------------------------------------------------
Wyoming                                    0                      0                   0
------------------------------------------------------------------------------------------
Guam                                       0                      1                   0
------------------------------------------------------------------------------------------
TOTAL                                      1                     17                   3
==========================================================================================
@@

     Exhibit I is a list of the names of all Cookie System Facility licensees and the addresses and telephone numbers of their Cookie System Facilities. Exhibit J is the names and last known home addresses and home telephone numbers of the licensees who had outlets terminated, cancelled or not renewed or otherwise voluntarily or involuntarily ceased to do business under our License Agreement during the period beginning July 1, 1997 and ending June 28, 1998 or who have not communicated with us within 10 weeks of the application date.

                                    Item 21
                                    -------

                             FINANCIAL STATEMENTS

    Attached as Exhibit A are the consolidated balance sheets of MFOCI and its subsidiaries as of January 3, 1998 and December 28, 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for the year ended January 3, 1998 and the period from inception (September 18, 1996) to December 28, 1996, together with Report of Independent Public Accountants. Also attached as part of Exhibit A is the consolidated balance sheet (unaudited) of MFOCI and its subsidiaries as of October 3, 1998, and the related consolidated statement of operations for the period ended October 3, 1998 (unaudited).

    The financial statements described above are the consolidated financial statements of MFOCI, our parent company. Our financial statements are not included in this Offering Circular. Should we fail to fulfill our obligations to our franchisees, however, MFOCI unconditionally guarantees to fulfill such obligations. In states where we have registered this franchise offering, a copy of the written guarantee may be on file in the office of the administrator of the state franchise law.

                                    Item 22
                                    -------

                                   CONTRACTS

The following agreements are exhibits:

(a)  License Agreement -- Exhibit B

(b)  Addendum to License Agreement for Non-Baking Facilities -- Exhibit C

(c)  Sublease -- Exhibit D

(d)  Construction Activity Assistance Agreement -- Exhibit E

(e)  Equipment Order -- Exhibit F

(f)  Agreement for Purchase and Sale of Assets -- Exhibit G

(g)  Principal's Agreement -- Exhibit H

(h)  Collateral Assignment of Lease -- Exhibit M

(i)  Addendum to License Agreement for Delivery Services  -- Exhibit N

                                   EXHIBIT A
                                   ---------

                             FINANCIAL STATEMENTS
                             --------------------

                                    ITEM 23
                                    -------

                                    RECEIPT

THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

1.   THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR
2.   TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR
3.   TEN BUSINESS DAYS BEFORE ANY PAYMENT TO US.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT L.

We authorize the respective state agencies identified on Exhibit L to receive service of process for us in the particular state. I have received a Uniform Franchise Offering Circular dated October 12, 1998, as amended November 24, 1998. This offering circular included the following Exhibits:

     A.   Financial Statements
     B.   License Agreement
     C.   Addendum to License Agreement for Non-Baking Facilities
     D.   Sublease
     E.   Construction Activity Assistance Agreement
     F.   Equipment Order
     G.   Agreement for Purchase and Sale of Assets
     H.   Principal's Agreement
     I.   List of Licensees and Their Cookie System Facilities
     J. List of Licensees Who Left System During Our Last Fiscal Year or Have Not Communicated With us
     K.   Operations Manual Table of Contents
     L.   List of State Agencies/Agents for Service of Process
     M.   Collateral Assignment of Lease
     N.   Addendum to License Agreement For Delivery Services

________________________________         __________________________________
Date                                     Licensee

                                    ITEM 23
                                    -------

                                    RECEIPT

THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

1.   THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR
2.   TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR
3.   TEN BUSINESS DAYS BEFORE ANY PAYMENT TO US.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT L.

We authorize the respective state agencies identified on Exhibit L to receive service of process for us in the particular state. I have received a Uniform Franchise Offering Circular dated October 12, 1998, as amended November 24, 1998. This offering circular included the following Exhibits:

     A.   Financial Statements
     B.   License Agreement
     C.   Addendum to License Agreement for Non-Baking Facilities
     D.   Sublease
     E.   Construction Activity Assistance Agreement
     F.   Equipment Order
     G.   Agreement for Purchase and Sale of Assets
     H.   Principal's Agreement
     I.   List of Licensees and Their Cookie System Facilities
     J. List of Licensees Who Left System During Our Last Fiscal Year or Have Not Communicated With us
     K.   Operations Manual Table of Contents
     L.   List of State Agencies/Agents for Service of Process
     M.   Collateral Assignment of Lease
     N.   Addendum to License Agreement For Delivery Services

_______________________________     _______________________________
Date                                Licensee

                     RECEIPT OF FRANCHISE-RELATED DOCUMENTS
                     --------------------------------------

     The undersigned, personally and/or as an officer, managing member or partner of the proposed Licensee, does hereby acknowledge receipt of the following documents, in form for execution, relating to the license of Great American Cookie Company, Inc.:

     [  ] (1)  License Agreement
     [  ] (2)  Addendum to License Agreement for Non-Baking Facilities
     [  ] (3)  Sublease
     [  ] (4)  Construction Activity Assistance Agreement
     [  ] (5)  Equipment Order
     [  ] (6)  Agreement for Purchase and Sale of Assets
     [  ] (7)  Principal's Agreement
     [  ] (8)  Collateral Assignment of Lease
     [  ] (9)  Addendum to License Agreement for Delivery Services
     [  ] (10) Other (specify):_______________________________________

     (Proposed Licensee must initial the box adjacent to the applicable document.)

     I further acknowledge my understanding that it is my responsibility, individually and/or as an officer, managing member or partner of the proposed Licensee, to review all of these documents so that I am fully familiar with the transaction they contemplate before I sign them.

DATED: __________________

A FEDERAL TRADE COMMISSION RULE REQUIRES THAT WE PROVIDE YOU WITH THE FRANCHISE-RELATED DOCUMENTS NOTED ABOVE AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE DATE THEY ARE TO BE EXECUTED. PLEASE DO NOT SIGN OR RETURN THESE DOCUMENTS UNTIL FIVE (5) BUSINESS DAYS HAVE ELAPSED FROM THE DATE OF THIS RECEIPT.


          ____________________________________________________________________

          _________________________________________________ individually and/or as an officer, managing member or partner of

          ____________________________________________________________________

          a (____________________________________________ corporation)

          (______________________________________________ partnership)

          (____________________________________ limited liability company)

          NAME:_______________________________________________________________

          ADDRESS:____________________________________________________________

          ____________________________________________________________________